                           PROTECTIVE INVESTMENT COMPANY

                                   ANNUAL REPORT

                                 DECEMBER 31, 1997

PERFORMANCE AND PORTFOLIO REVIEW BY FUND

PROTECTIVE CORE U.S. EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW AND HOLDINGS: For the 12 months ended December 31, 1997, the Protective CORE U.S. Equity Fund had a total return of 30.95%1 based on net asset value, compared with 33.37% for the S&P 500 Index, the Fund's benchmark.

Throughout the fiscal period, the Fund placed above-average emphasis on defensive, value-oriented securities. However, although the Fund achieved a strong absolute return, in part due to the strong results achieved by the qualitative stock recommendations produced by the Goldman Sachs Global Investment Research Department, it lagged the benchmark.

Fund performance was hurt in the last quarter, when investors ignored the usual valuation criteria and chose just to buy up the most well-recognized names. Once the short-term impact of the flight to quality lessens, we believe investors will once again respond to companies that possess the value, momentum and low risk characteristics typical of those in which the Fund invests.

Noteworthy company performance spanned a diverse group of sectors. The Fund benefited from its positions in healthcare, as pharmaceutical holdings ELI LILLY & CO., PFIZER INC. and BRISTOL MYERS SQUIBB CO. generated strong returns over the period. Our bias toward the consumer services sector was rewarded via positions in general merchandisers DAYTON HUDSON CORP. and WAL-MART STORES INC., as well as building materials and home improvement supplier HOME DEPOT INC.

Disappointing results over the period were posted by EASTMAN KODAK, ORACLE CORP., NIKE INC. and BOEING CO. (These positions are no longer held by the Fund.)

PORTFOLIO COMPOSITION: In general, the portfolio's sector exposures approximated that of the S&P 500 Index, although our tilt toward defensive stocks resulted in slight overweightings in less volatile sectors such as energy and underweightings in cyclically oriented sectors such as basic industry. These differences were the residual effect of our bottom-up stock selection process and not a reflection of an economic forecast for specific sectors.

OUTLOOK Over the near-term, we intend to maintain our disciplined approach and defensive stance, as the cautionary conditions that initially motivated us--the market's increasing volatility and historically low risk premiums--have not yet abated. In fact, in view of the market's recent behavior, we intend to strengthen our focus on value-oriented, lower volatility stocks.



ROBERT C. JONES               KENT A. CLARK                 VICTOR H. PINTER
Managing Director,            Portfolio Manager,            Portfolio Manager,
Quantitative Equity           Quantitative Equity           Quantitative Equity

Protective CORE U.S. Equity Fund
February 2, 1998

PROTECTIVE CORE U.S. EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]


                                        3/14/94   12/31/94  12/31/95  12/31/96  12/31/97
                                        -------   --------  --------  --------  --------

Protective CORE U.S. Equity Fund         10,000    10,053    13,746    16,762    21,949
S&P 500 Index (with income reinvested)   10,000    10,073    13,857    17,036    22,720


TOTAL RETURN(1) SUMMARY
                                                              Cumulative Total         Average Annual
                                            Year Ended         Return through        Total Return through
                                        December 31, 1997   December 31, 1997 (a)    December 31, 1997 (a)
                                        -----------------   ---------------------    ---------------------

Protective CORE U.S. Equity Fund             30.95%               119.49%                   22.96%
S&P 500 Index (with income reinvested)       33.37%               127.20%                   25.55%


(a)  From the commencement of investment operations on March 14, 1994.


                  TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997
                  --------------------------------------------------
                                        PERCENTAGE
                                          OF NET
                            COMPANY                         ASSETS
                  --------------------------------------------------
                  General Electric Co.                       3.75%
                  Exxon Corp.                                2.14%
                  General Motors Corp.                       1.91%
                  Ford Motor Co.                             1.82%
                  American International Group Inc.          1.78%
                  GTE Corp.                                  1.72%
                  Royal Dutch Petroleum Co.                  1.66%
                  Merrill Lynch & Co., Inc.                  1.57%
                  Bristol Myers Squibb Co.                   1.51%
                  Coca Cola Co.                              1.50%
                  --------------------------------------------------

PROTECTIVE GROWTH AND INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW AND HOLDINGS: During the 12 months ended December 31, 1997, the Protective Growth and Income Fund had a total return of 29.84%1 based on net asset value, compared with a total return of 33.37% for the S&P 500 Index, the Fund's benchmark.

Top performers during the year included leading home appliances company SUNBEAM CORP., which appreciated as new management executed restructuring plans. The company's achievements over the course of the year included cost-savings and product innovation efforts in order to improve shareholder returns. In a generally positive environment for airlines, CONTINENTAL AIRLINES INC. benefited from fewer discounting offers, cheaper fuel pricing and increased traffic. Continental's performance was also driven by increased passenger load and an improved mix shift (toward more business passengers). Homebuilding stocks LENNAR CORP. and CENTEX CORP. did well in the slow-growth, low-inflation economic environment; however, company-specific developments further abetted these positions. Lennar appreciated as the market realized the worth of its different divisions, including its newly spun-off real estate investment and management business. Centex's announcement of better-than-expected second fiscal quarter earnings augmented the already positive effects of the market's recognition of
(1) results in the company's cost-cutting efforts in homebuilding operations and
(2) the use of its substantial free cash flow to reduce debt and grow its business.

Weak performers for the year included T-shirt and underwear manufacturer FRUIT OF THE LOOM INC. Below-expectation second quarter earnings hurt this position's performance; however, we believe the stock is presently undervalued and poised for improvement in 1998. AETNA INC.'S performance suffered after the company was charged for higher-than-expected commercial HMO and Medicare medical costs.

OUTLOOK: Typically, our holdings are undervalued due to company-specific issues that are over-discounted in the marketplace, their cyclically out-of-favor status or their unrecognized positive fundamentals. In a market driven more by asset allocation and indexing strategies than by fundamental research, our approach trailed the market. Nevertheless, our research-based investment process seeks to build a portfolio of stocks that offer long-term value, especially in the event of a large-cap downturn (as we saw in August, when the Fund outperformed the S&P 500 Index by 459 basis points). We believe that our value approach is well suited to weather the ups and downs associated with a turbulent market and that research-based investments should perform positively over the long term.

RONALD E. GUTFLEISH         G. LEE ANDERSON             EILEEN A. APTMAN
Managing Director,          Portfolio Manager,          Portfolio Manager,
U.S. Active Equity Value    U.S. Active Equity Value    U.S. Active Equity Value

LAWRENCE S. SIBLEY
Portfolio Manager,
U.S. Active Equity Value

Protective Growth and Income Fund
February 2, 1998

PROTECTIVE GROWTH AND INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

--------------------------------------------------------------------------------
The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]


                                        3/14/94   12/31/94  12/31/95  12/31/96  12/31/97
                                        -------   --------  --------  --------  --------

Protective Growth and Income Fund        10,000     9,813    12,983    16,465    21,376
S&P 500 Index (with income reinvested)   10,000    10,073    13,857    17,036    22,720


TOTAL RETURN(1) SUMMARY
                                                              Cumulative Total          Average Annual
                                            Year Ended         Return through        Total Return through
                                        December 31, 1997   December 31, 1997 (a)    December 31, 1997 (a)
                                        -----------------   ---------------------    ---------------------

Protective Growth and Income Fund              29.84%                113.76%                 22.12%
S&P 500 Index (with income reinvested)         33.37%                127.20%                 25.55%


(a)  From the commencement of investment operations on March 14, 1994.


            TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997
            --------------------------------------------------------
                                                          PERCENTAGE
                                                            OF NET
                      COMPANY                               ASSETS
            --------------------------------------------------------
            Quantum Corp.                                     4.05%
            CIGNA Corp.                                       4.05%
            Aetna Inc.                                        3.73%
            Unicom Corp.                                      3.50%
            Lockheed Martin Corp.                             3.48%
            Tosco Corp.                                       3.46%
            Morgan Stanley, Dean Witter, Discover & Co.       3.44%
            Lear Seating Corp.                                3.43%
            Avnet Inc.                                        3.20%
            Union Carbide Corp.                               3.08%
            --------------------------------------------------------

PROTECTIVE CAPITAL GROWTH FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW AND HOLDINGS: For the 12-month period ended December 31, 1997, the Protective Capital Growth Fund had a total return of 34.57%1 based on net asset value, outperforming the 33.37% return of the S&P 500 Index, the
Fund's benchmark, during the same period.   The Fund ranked number one, based on
total return, among 222 variable annuity capital appreciation funds according to Lipper Analytical Services. (Please note that past performance is not a guarantee of future results.)

There were several noteworthy performers over the year. Pharmaceutical companies PFIZER INC., ELI LILLY & CO. and BRISTOL MYERS SQUIBB CO. turned in strong performances. Pfizer's stock appreciated in anticipation of new drug launches and a more visible product pipeline, while Eli Lilly's stock rose in concert with solid earnings and robust sales growth of several of its products (most notably Prozac). Bristol-Myers Squibb' stock benefited substantially from a positive outlook for its diabetes drug Glucophage and, more recently, in response to the FDA's approval of the company's new heart drug. Top performer VALASSIS COMMUNICATIONS appreciated meaningfully as growth in the company's free standing advertising inserts business boosted revenue and earnings growth. An economic environment in which modest loan demand, low inflation and stable interest rates prevailed was beneficial for banking positions BANKAMERICA CORP. and NATIONSBANK CORP. Finally, steady growth in the drugstore business drove the strong performances of WALGREEN CO., RITE AID CORP. and CVS CORP. This once-mature business has been reenergized as shifting demographics--a result of an aging baby boom generation--and the growing influence of third-party payers (such as HMOs) rewrite the way consumers gain access to prescription drugs.

Disappointing performers included AETNA INC., INTEL CORP. and AVON PRODUCTS INC. Aetna was hurt by complications resulting from its complex acquisition and integration of U.S. Healthcare. Intel was adversely affected by weaker-than-expected chip prices and earnings. Avon Corp. was negatively impacted by sluggish sales in Southeast Asia and Brazil, but recently announced a meaningful cost-rationalization program for 1998.

OUTLOOK: The outlook for the economy and the stock market appears favorable, with low inflation, stable interest rates and modest economic growth expected to help the Fund's holdings produce favorable earnings gains. We will actively seek companies that fit our selective "growth at a reasonable price" style and that, among other characteristics, have strong brand franchises, favorable long-term prospects and free cash flow and whose stocks are believed to be selling at a discount to the true value of their business.

HERBERT E. EHLERS             ERNEST C. SEGUNDO             SCOTT KOLAR
Managing Director,            Portfolio Manager,            Portfolio Manager,
U.S. Active Equity Growth     U.S. Active Equity            Growth U.S. Active Equity Growth

GREGORY H. EKIZIAN            ROBERT G. COLLINS             DAVID G. SHELL
Portfolio Manager,            Portfolio Manager,            Portfolio Manager,
U.S. Active Equity Growth     U.S. Active Equity Growth     U.S. Active Equity Growth

GEORGE D. ADLER
Portfolio Manager,
U.S. Active Equity Growth


Protective Capital Growth Fund
February 2, 1998

PROTECTIVE CAPITAL GROWTH FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]


                                        6/13/95   12/31/95  12/31/96  12/31/97
                                        -------   --------  --------  --------

Protective Capital Growth Fund           10,000    10,693    13,051    17,564
S&P 500 Index (with income reinvested)   10,000    11,626    14,293    19,060


TOTAL RETURN(1) SUMMARY
                                                              Cumulative Total          Average Annual
                                           Year Ended          Return through        Total Return through
                                        December 31, 1997   December 31, 1997 (a)    December 31, 1997 (a)
                                        -----------------   ---------------------    ---------------------

Protective Capital Growth Fund                34.57%               75.64%                   24.70%
S&P 500 Index (with income reinvested)        33.37%               90.60%                   28.81%


(a)  From the commencement of investment operations on June 13, 1995.



            TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997
            --------------------------------------------------------
                                                          PERCENTAGE
                                                            OF NET
                      COMPANY                               ASSETS
            --------------------------------------------------------
            Pfizer Inc.                                       3.36%
            Bristol Myers Squibb Co.                          3.21%
            General Electric Co.                              2.82%
            BankAmerica Corp.                                 2.76%
            Banc One Corp.                                    2.68%
            American Home Products Corp.                      2.29%
            NationsBank Corp.                                 2.27%
            Warner Lambert Co.                                2.23%
            MBNA Corp.                                        2.22%
            Valassis Communications Inc.                      2.09%
            --------------------------------------------------------

PROTECTIVE SMALL CAP EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW AND HOLDINGS: The Protective Small Cap Equity Fund significantly outperformed its benchmark for the 12-month period ended December 31, 1997, achieving a total return of 32.20%1 based on net asset value, compared with a return of 22.36% for the Russell 2000, an index that tracks the stock price performance of small companies.

Small-cap stocks lagged large-caps early in the period, mainly due to the relatively weak performance of emerging growth small-caps early in the year. Mid-period, small-caps emerged as market leaders, a circumstance that was short-lived as investors eventually refocused on the large-cap arena. However, increasing market volatility--particularly that occurring overseas-- kept small- and mid-capitalization stocks in the investor consciousness. Unlike large-caps, smaller capitalization stocks generally have greater exposure to the domestic economy and more attractive relative valuations, including higher forecasted earnings and lower price-to-earnings ratios.

Strong performances were generated by a number of companies, including MORTONS RESTAURANT GROUP INC., which benefited from the strength of its steakhouse restaurant chain. Healthcare stocks MARINER HEALTH GROUP INC. and SUN HEALTHCARE GROUP INC., two of the Fund's longest term holdings, posted strong results over the period as the regulatory environment for healthcare grew friendlier and a consolidation wave passed through the industry. CARBIDE/GRAPHITE GROUP, INC., a manufacturer of graphite electrodes and calcium carbide products, had solid performance in both product lines and has continued to benefit from strong industry trends. PEGASUS COMMUNICATIONS CORP., a diversified media and communications company, benefited from its purchase of a number of DirectTV satellite-TV franchisees.

There were some disappointments during the period. FRIEDMAN'S INC., a specialty jewelry retailer, saw its stock depreciate due to a decline in net income and per share earnings. However, the company is expected to benefit in the future as it intensifies its merchandising initiatives with more exclusive merchandise and a greater focus on automated replenishment. Although apparel and footwear retailer J. BAKER INC. began the fiscal year on a positive note, the stock underperformed toward the end of the period as unseasonably warm weather hurt cold weather clothing and shoe sales and investors grew weary waiting for the company's anticipated turnaround.

OUTLOOK: To a significant extent, the performance of small-caps will depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. Though small-caps have lagged, this trend has left many interesting investment opportunities trading at attractive valuations. In addition, we remain optimistic that the Fund's current holdings should offer the potential for above-average returns through the compounding of sustainable internal growth and the advantageous reinvestment of excess cash flow.

PAUL D. FARRELL            MATTHEW B. MCLENNAN         TIMOTHY G. EBRIGHT
Portfolio Manager,         Portfolio Manager,          Portfolio Manager,
U.S. Active Equity Value   U.S. Active Equity Value    U.S. Active Equity Growth

Protective Small Cap Equity Fund
February 2, 1998

PROTECTIVE SMALL CAP EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Russell 2000.

[GRAPH]


                                        3/14/94   12/31/94  12/31/95  12/31/96  12/31/97
                                        -------   --------  --------  --------  --------

Protective Small Cap Equity Fund         10,000    9,013     9,596     11,537    15,251
Russell 2000 (with income reinvested)    10,000    9,547     12,263    14,290    17,485


TOTAL RETURN(1) SUMMARY
                                                              Cumulative Total         Average Annual
                                            Year Ended         Return through        Total Return through
                                        December 31, 1997   December 31, 1997 (a)    December 31, 1997 (a)
                                        -----------------   ---------------------    ---------------------

Protective Small Cap Equity Fund              32.20%                52.51%                 11.74%
Russell 2000 (with income reinvested)         22.36%                74.85%                 17.40%


(a)  From the commencement of investment operations on March 14, 1994.




            TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997
            --------------------------------------------------------
                                                          PERCENTAGE
                                                            OF NET
                      COMPANY                               ASSETS
            --------------------------------------------------------
            Quest Diagnostics Inc.                            3.21%
            HealthPlan Services Corp.                         3.20%
            Central Maine Power Co.                           2.94%
            Friedman's Inc.                                   2.90%
            Movado Group Inc.                                 2.80%
            Integrated Health Services Inc.                   2.74%
            Groupe AB SA                                      2.48%
            Terra Nova (Bermuda) Holdings Ltd.                2.32%
            Hutchison Technology Inc.                         2.23%
            Syms Corp.                                        1.97%
            --------------------------------------------------------

PROTECTIVE INTERNATIONAL EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW AND HOLDINGS: The Fund outperformed its benchmark during the 12-month period ending December 31, 1997, achieving a total return of 4.42%1 based on net asset value, compared with a return of -0.22% for the Financial Times/S&P Actuaries Europe & Pacific Index ("EuroPac") unhedged. EuroPac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. The Fund's performance versus the EuroPac can primarily be attributed to successful stock selection across regions.

- EUROPE. As of December 31, 1997, European stocks constituted 64.5% of the portfolio, compared to the benchmark's allocation of 66.0%. Several of the portfolio's holdings did well during the fiscal period. ADIDAS AG (Germany) gained market share this year in part due to its exposure to the fast-growing running and football sectors and lack of exposure in basketball, a declining sector in the U.S. ASM LITHOGRAPHY HOLDINGS (the Netherlands) benefited from strong demand for its products due to the underlying growth in global semiconductor demand and the increasing need for complex value-added machines. MISYS PLC, the U.K.'s leading application software company, recently moved into a promising new area of activity in the healthcare industry through the $923 million acquisition of Medic in the U.S.

- JAPAN As of December 31, 1997, 24.9% of the portfolio was invested in Japan, a slight underweighting when compared with the 26.1% allocation of the benchmark. Among the portfolio's top five holdings, SMC CORP., a pneumatic control device manufacturer, turned in strong performance. SMC's management has implemented a strategy that is focused on expanding its global sales network, a move that has already contributed to the company's rising market share. TDK CORP., an electronic components manufacturer, advanced strongly over the 12-month period, in the wake of robust sales resulting from the company's leading position in a new type of hard-disk drive head. NINTENDO CO. also contributed to the portfolio's return, rising significantly since it was added to the portfolio in February. The company has the potential to demonstrate strong earnings growth over the next few years as new games software for the company's Nintendo-64 platform is introduced.

- ASIA-PACIFIC. As of December 31, 1997, the Asia-Pacific region represented 5.6% of the portfolio, an underweighting versus the benchmark weighting of 7.9%. Several of the portfolio's positions in Australia performed strongly, including ANZ BANKING. Strong earnings improvement, coupled with a falling interest rate environment in Australia, led to very positive share price performance for ANZ Banking. In October, we took a profit in ANZ Banking to invest in WESTPAC BANKING CORP. LTD., which we believe is attractively valued. In Hong Kong, ASIA SATELLITE TELECOM HOLDINGS LTD. demonstrated consistently positive relative performance over the fiscal period, and has been very resilient given that its revenues are secured by long-term, U.S. dollar-denominated contracts.

OUTLOOK: We believe that Europe's domestic economy is well positioned to withstand the moderate global shock resulting from Asia's market crisis, as both monetary and fiscal policy underpin Europe's economic growth. Of all the equity markets, continental Europe seems to be the least sensitive to events occurring in Asia. Moreover, European companies with domestic production facilities are not subject to excessive risk from the Asian downturn. In Japan, we are reasonably optimistic about the prospects for the equity market. We believe that the stock market is significantly undervalued relative to interest rates and compared with many of the conventional valuation measures, such as price-to-book and price-to-cash flow. There is a possibility that interest rates may edge up over the next year, but only to the extent that current abnormally low interest rates are corrected to normal levels. Many Japanese companies will likely be negatively affected by the slowdown in the Asian economies, although it is still difficult to measure the actual impact at this stage. However, for many of the export-oriented companies, including most of the stocks held in the Fund, Asian countries are used as overseas production sites, not necessarily as markets for final products. Hence, any negative effects resulting from Asia's crisis would likely be company-specific rather than a sweeping, all-inclusive problem for Japanese companies. In Asia, we anticipate further weakness in the markets and currencies, as investors await the reforms that would attract capital back into these markets.

IVOR H. FARMAN                SHOGO MAEDA                   WARWICK M. NEGUS
Executive Director, London    Managing Director, Tokyo      Managing Director,
                                                            Singapore

Protective International Equity Fund
February 2, 1998

PROTECTIVE INTERNATIONAL EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Financial Times/S&P Actuaries Europe & Pacific Index (Unhedged).

[GRAPH]


                                        4/1/94(b) 12/31/94  12/31/95  12/31/96  12/31/97
                                        --------- --------  --------  --------  --------

Protective International Equity Fund     10,000     9,793    11,718    13,949    14,565
Financial Times/S&P Actuaries Europe
 & Pacific Index (Unhedged)              10,000    10,405    11,512    12,182    12,154


TOTAL RETURN(1) SUMMARY
                                                               Cumulative Total         Average Annual
                                           Year Ended           Return through       Total Return through
                                        December 31, 1997     December 31, 1997        December 31, 1997
                                        -----------------   ---------------------    ---------------------

Protective International Equity Fund           4.42%                42.48%(a)              9.76%(a)
Financial Times/S&P Actuaries Europe
 & Pacific Index (Unhedged)                   (0.22)%               21.54%(b)              4.62%(b)


   (a)  From the commencement of investment operations on March 14, 1994.
   (b) Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.




            TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997
            --------------------------------------------------------
                                                          PERCENTAGE
                                                            OF NET
                 COMPANY             COUNTRY                ASSETS

            Misys PLC                U.K.                     4.04%
            Rentokil Group PLC       U.K.                     3.70%
            Novartis AG              Switzerland              3.70%
            Telecomm Italia          Italy                    3.67%
            Bank of Ireland          Ireland                  3.36%
            Dexia France             France                   3.21%
            Aegon N.V.               Netherlands              2.69%
            SMC Corp.                Japan                    2.63%
            Securitas AB, Class B    Sweden                   2.60%
            Nintendo Co.             Japan                    2.57%
            --------------------------------------------------------

PROTECTIVE GLOBAL INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW AND HOLDINGS: For the 12-month period ended December 31, 1997, the total return of the Protective Global Income Fund was 9.94%(1), compared with a return of 10.86% for the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "benchmark"). The following is a snapshot of the Fund's positions as of December 31, 1997.

- U.S. The Fund was underweighted in U.S. Treasuries relative to the benchmark (30.9% versus 39.7% as of December 31, 1997), which worked in its favor when Treasuries came under pressure during the first quarter of 1997 amid accelerating growth and a Federal Reserve rate hike. When Treasuries later rallied, however, the underweighting detracted from the Fund's performance.

- OTHER DOLLAR BLOC COUNTRIES. In June, we initiated a position in New Zealand (7.3% of the portfolio as of December 31, 1997), given our expectation that economic weakness would push interest rates lower. Later in the period, when yield spreads between U.S. and New Zealand narrowed, the allocation contributed to performance. However, the position hurt performance when, in the last month of the period, New Zealand bonds fared poorly. The Fund also held an overweighted position in Australian bonds during the first half of the period, which we then sold at a profit after that market rallied. Toward the end of the period, we reestablished a neutral weighting in Australia (0.6% as of December 31, 1997).

-    EUROPE.  European bonds were the strongest performers over the period.

     -- GERMANY AND FRANCE. Within "core" European markets, weak economic activity in Germany and France helped support their bond markets during the first half of the period. During the summer, however, the performance of these markets began to deteriorate when accelerating growth in Germany rekindled inflationary fears. In early October, these concerns prompted the Bundesbank to raise its repo rate (Germany's equivalent of the U.S. Federal Funds rate), and other "core" markets, such as France, quickly followed suit. As of the end of the period, the portfolio was overweighted in Germany (10.8% versus 8.8% for the benchmark) and underweighted in France (7.4% versus 8.0%).

     -- U.K. In January, we increased the Fund's U.K. allocation to an overweighting when our analysis indicated that the gilt market had become oversold. When the U.K. market recovered, this strategy significantly contributed to the Fund's performance. At the end of the period, we shifted our allocation to this sector back to an underweighting (6.5 % versus 7.1% for the benchmark), given fears of strong economic growth over the Christmas season and the potential for ensuing rate hikes.

     -- SPAIN AND ITALY. The portfolio benefited from a significant overweighting in Italy (18.3% versus 5.9% for the benchmark as of December 31, 1997) and a slight overweighting in Spain (5.5% versus 3.2%). Both of these markets performed extremely well as yield spreads relative to other European markets narrowed significantly in anticipation of their participation in European Monetary Union.

- JAPAN. During the first half of the period, the portfolio was significantly underweighted in Japan. This strategy detracted from performance, since JGBs performed well as investors focused on the fragility of Japan's banking system. When Japan's economy deteriorated during the latter half of the period, we increased the portfolio's duration-weighted exposure in the expectation that interest rates would need to remain at historically low levels in the absence of fiscal stimulus. However, as of December 31, 1997, we reduced this position, to 2.8%, compared with a 14.1% weighting for the benchmark, as it became apparent that the Asian market downturn could spread to Japan.

- CASH EQUIVALENTS. As of December 31, 1997, 8.5% of the portfolio was in cash equivalents.

     OUTLOOK: The outlook for the global bond markets will be heavily dependent upon the fortunes of the global equity markets. If uncertainty related to the Asian financial downturn continues to impact equities, we expect bonds will continue to benefit from investor demand for lower risk assets. We expect to maintain neutral positions in the U.S. and Japan, as we believe these markets have already priced in the impact of the Asian market crisis. Conversely, we will maintain our overweighting in Europe, as we believe these markets have not yet fully discounted the effects of Asia's crisis.


STEPHEN C. FITZGERALD              ANDREW F. WILSON
Executive Director,                Portfolio Manager,
Fixed Income Investments           Fixed Income Investments

Protective Global Income Fund
London, February 2, 1998

PROTECTIVE GLOBAL INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the J.P. Morgan Global Government Bond Index (hedged to U.S. dollars).

[GRAPH]


                                        4/1/94(b) 12/31/94  12/31/95  12/31/96  12/31/97
                                        --------- --------  --------  --------  --------

Protective Global Income Fund            10,000    10,014    11,711    12,820    14,093
J.P. Morgan Global Government
 Bond Index (Hedged)                     10,000     9,911    11,684    12,693    14,071


TOTAL RETURN(1) SUMMARY

                                                               Cumulative Total         Average Annual
                                           Year Ended           Return through       Total Return through
                                        December 31, 1997     December 31, 1997        December 31, 1997
                                        -----------------   ---------------------    ---------------------

Protective Global Income Fund                  9.94%               39.71%(a)                9.19%(a)
J.P. Morgan Global Government
 Bond Index (Hedged)                          10.86%               40.71%(b)                9.25%(b)


   (a)  From the commencement of investment operations on March 14, 1994.
   (b) Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.


                  BOND ALLOCATION AS OF DECEMBER 31, 1997
            --------------------------------------------------------
                 COUNTRY                             % OF POSITION
            --------------------------------------------------------
            U.S.                                         30.95%
            Italy                                        18.34%
            Germany                                      10.81%
            France                                        7.35%
            New Zealand                                   7.30%
            U.K.                                          6.46%
            Spain                                         5.54%
            Japan                                         2.76%
            Sweden                                        1.36%
            Australia                                     0.59%
            --------------------------------------------------------

PROTECTIVE MONEY MARKET FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW AND COMPOSITION: As of December 31, 1997, the seven-day current yield of the Protective Money Market Fund was 5.08%, based on net asset value. We expect to maintain a weighted average maturity in a range between 20 and 35 days in order to best meet the objectives of the Fund.

OUTLOOK: Given the very low and stable status of all major inflation gauges, Federal Reserve officials have considerable flexibility to await further evidence of the damage resulting from events occurring in the Asian market. Therefore, we anticipate that monetary policy is likely to remain stable in early 1998, at which time a better assessment of the Asian problems and their impact on the U.S. economy should be possible.




ELIZABETH D. ANDERSON
Portfolio Manager, Money Market Investments

Protective Money Market Fund
February 2, 1998






--------------------
OPINIONS EXPRESSED REPRESENT OUR PRESENT OPINIONS ONLY. REFERENCE TO INDIVIDUAL SECURITIES IN THIS REPORT SHOULD NOT BE CONSTRUED AS A COMMITMENT THAT SUCH SECURITIES WILL BE RETAINED IN THE FUND. FROM TIME TO TIME, THE FUND MAY CHANGE THE INDIVIDUAL SECURITIES IT HOLDS, THE NUMBER OR TYPES OF SECURITIES HELD AND THE MARKETS IN WHICH IT INVESTS. REFERENCES TO INDIVIDUAL SECURITIES DO NOT CONSTITUTE A RECOMMENDATION TO THE INVESTOR TO BUY, HOLD OR SELL SUCH SECURITIES. IN ADDITION, REFERENCES TO PAST PERFORMANCE OF THE FUND DO NOT INDICATE FUTURE RETURNS, WHICH ARE NOT GUARANTEED AND WILL VARY. FURTHERMORE, THE VALUE OF SHARES OF THE FUND MAY FALL AS WELL AS RISE.




(1) Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective record dates of each Fund. Results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not include any insurance charges imposed in connection with your contract. If the performance information included the effect of these charges or had Protective Life Insurance Company not reimbursed certain Fund expenses, performance numbers would be lower.

                          PROTECTIVE GLOBAL INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                                                 PRINCIPAL
                                                  AMOUNT
     SECURITY DESCRIPTION                          (000)       U.S. $ VALUE
     --------------------                          -----       ------------
GOVERNMENT AND AGENCY SECURITIES--91.5%
AUSTRALIA--0.6%
Commonwealth of Australia
     6.750%, 11/15/2006  . . . .   AUD              400        $    273,977
                                                               ------------
FRANCE--7.4%
Government of France
     4.750%, 03/12/2002  . . . .   FRF            8,000           1,336,280
     5.500%, 10/25/2007  . . . .   FRF           12,500           2,102,268
                                                               ------------
                                                                  3,438,548
                                                               ------------

GERMANY--10.8%
Bayerische Landesbank Girozent
     6.625%, 06/25/2007  . . . .   DEM            1,800           1,852,344
Federal Republic of Germany
     6.250%, 01/04/2024  . . . .   DEM            4,500           2,628,283
LB Rheinland--Pfalz Giro
     5.750%, 10/16/2003  . . . .   DEM            1,000             571,278
                                                               ------------
                                                                  5,051,905
                                                               ------------

ITALY--18.3%
Republic of Italy
     9.500%, 05/01/2001  . . . .   ITL       12,200,000           7,837,931
     5.125%, 07/29/2003  . . . .   JPY          80,000              730,259
                                                               ------------
                                                                  8,568,190
                                                               ------------

JAPAN--2.8%
Asian Development Bank
     5.625%, 02/18/2002  . . . .   JPY          100,000             901,815
European Investment Bank
     2.125%, 09/20/2007  . . . .   JPY           50,000             389,102
                                                               ------------
                                                                  1,290,917
                                                               ------------

NEW ZEALAND--7.3%
Government of New Zealand
     8.000%, 02/15/2001  . . . .   NZD            1,500             884,667
International Bank Reconstruction
     & Development
     7.000%, 09/18/2000  . . . .   NZD            1,700             965,512
     6.625%, 08/21/2006  . . . .   USD            1,500           1,561,800
                                                               ------------
                                                                  3,411,979
                                                               ------------

SPAIN--5.5%
Government of Spain
     10.300%, 06/15/2002 . . . .   ESP          200,000           1,582,343
     3.100%, 09/20/2006  . . . .   ESP          120,000           1,007,506
                                                               ------------
                                                                  2,589,849

                                                               ------------

SWEDEN--1.4%
Kingdom of Sweden
     6.000%, 02/09/2005  . . . .   SEK            4,000             507,422
     6.500%, 10/25/2006  . . . .   SEK            1,000             130,329
                                                               ------------
                                                                    637,751
                                                               ------------

UNITED KINGDOM--6.5%
U.K. Treasury
     8.500%, 07/16/2007  . . . .   GBP            1,600           3,016,450
                                                               ------------

UNITED STATES--30.9%
Federal National Mortgage Assn.
     7.000%, 09/26/2000  . . . .   NZD            1,700             962,032
     2.125%, 10/09/2007  . . . .   JPY          170,000           1,324,248
United States Treasury Notes
     6.500%, 08/15/2005  . . . .   USD            1,100           1,147,784
     7.000%, 07/15/2006  . . . .   USD            4,200           4,533,354
     6.500%, 10/15/2006  . . . .   USD            6,200           6,491,586
                                                               ------------
                                                                 14,459,004
                                                               ------------

TOTAL GOVERNMENT AND
     AGENCY SECURITIES--
     (Cost $42,990,540)                                          42,738,570
                                                               ------------

SHORT TERM INVESTMENT--8.5%
TIME DEPOSIT--8.5%
State Street Bank and Trust Co.
     Eurodollar Time Deposit
     6.500%, 01/02/1998  . . . .   USD          3,981             3,981,000
                                                               ------------

TOTAL SHORT TERM
     INVESTMENT--(Cost $3,981,000)                                 3,981,000
                                                               ------------

TOTAL INVESTMENTS--100.0%
     (Cost $46,971,540). . . . .                               $ 46,719,570
                                                               ------------
                                                               ------------

See Glossary of Terms on page 46.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997
  SECURITY DESCRIPTION                          SHARES         U.S. $ VALUE
  --------------------                          ------         ------------
COMMON STOCK--92.5%
AUSTRALIA--3.3%
Telstra Corp. *  . . . . . . . .                308,900        $    652,295
Westpac Banking Corp. Ltd. . . .                204,633           1,309,155
Woodside Petroleum Ltd.  . . . .                144,300           1,017,594
Woolworths Ltd.  . . . . . . . .                394,401           1,318,671
                                                               ------------
                                                                  4,297,715
                                                               ------------

FRANCE--6.4%
Comptoirs Modernes . . . . . . .                  4,125           2,110,991
Dexia France . . . . . . . . . .                 36,525           4,229,946
SGS-Thomson
     Microelectronics N.V. * . .                 32,935           2,038,429
                                                               ------------
                                                                  8,379,366
                                                               ------------

GERMANY--4.7%
Adidas AG  . . . . . . . . . . .                 24,755           3,255,806
Hoechst AG . . . . . . . . . . .                 84,875           2,972,359
                                                               ------------
                                                                  6,228,165
                                                               ------------

HONG KONG--1.7%
Asia Satellite Telecom
     Holdings Ltd. . . . . . . .                478,500             818,186
Dao Heng Bank Group Ltd. . . . .                310,000             774,100
Sun Hung Kai Properties  . . . .                 97,000             675,958
                                                               ------------
                                                                  2,268,244
                                                               ------------

IRELAND--3.4%
Bank of Ireland  . . . . . . . .                287,794           4,432,052
                                                               ------------

ITALY--5.6%
ENI SPA  . . . . . . . . . . . .                454,615           2,577,608
Telecom Italia . . . . . . . . .                624,000           2,880,136
Telecom Italia (savings shares)                 690,000           1,961,956
                                                               ------------
                                                                  7,419,700
                                                               ------------

JAPAN--24.9%
Aderans Co.  . . . . . . . . . .                 43,000           1,037,375
Autobacs Seven Co. . . . . . . .                 20,400             585,893
Canon Inc. . . . . . . . . . . .                137,000           3,189,706
Circle K Japan Co. . . . . . . .                     40               1,915
Hoya Corp. . . . . . . . . . . .                 59,000           1,852,646
Inaba Denkisangyo Co.  . . . . .                 45,100             376,495
Itoen Ltd. . . . . . . . . . . .                 64,300           1,698,974
Kokuyo Co. . . . . . . . . . . .                 66,000           1,137,321
Kyocera Corp.  . . . . . . . . .                 34,400           1,559,684
Max Co.  . . . . . . . . . . . .                 69,000             453,940
Mirai Industry Co. . . . . . . .                 43,010             477,633
Mitsubishi Heavy Industries Ltd.                457,000           1,904,021

JAPAN (CONTINUED)
Mitsui Marine & Fire . . . . . .                479,000           2,443,241
Nintendo Co. . . . . . . . . . .                 34,600           3,391,897
Ono Pharmaceutical Co. . . . . .                 57,000           1,104,465
Sankyo Co. Ltd.  . . . . . . . .                 86,000           1,943,019
Santen Pharmaceutical Co.  . . .                 70,600             811,059
Sanyo Shinpan Finance Co. Ltd. .                 25,200           1,113,610
Shimachu Co. . . . . . . . . . .                 60,000             942,023
SMC Corp.  . . . . . . . . . . .                 39,400           3,470,169
Taikisha Ltd.  . . . . . . . . .                 69,500             691,966
TDK Corp.  . . . . . . . . . . .                 35,000           2,637,665
York Benimaru Co.  . . . . . . .                  4,000              48,097
                                                               ------------
                                                                 32,872,814
                                                               ------------

THE NETHERLANDS--8.2%
Aegon N.V. . . . . . . . . . . .                 39,900           3,551,871
ASM Lithography Holding  . . . .                 28,995           1,901,874
Verenigde Nederlandse
     Uitgeversbedrijven
     Verenigd Bezit  . . . . . .                 93,435           2,635,801
Wolters Kluwer N.V.  . . . . . .                 21,523           2,780,003
                                                               ------------
                                                                 10,869,549
                                                               ------------

PORTUGAL--1.9%
Electricidade de Portugal SA * .                133,300           2,524,045
                                                               ------------

SINGAPORE--0.5%
Parkway Holdings Ltd.  . . . . .                296,000             667,339
                                                               ------------

SPAIN--2.5%
Banco Popular Espana . . . . . .                 47,275           3,304,750
                                                               ------------

SWEDEN--8.8%
Ericsson LM Telephone  . . . . .                 64,470           2,423,745
Securitas AB, Class B  . . . . .                113,605           3,433,948
Sparbanken Sverige AB, Class A .                139,690           3,175,612
Swedish Match  . . . . . . . . .                767,715           2,562,305
                                                               ------------
                                                                 11,595,610
                                                               ------------

SWITZERLAND--6.5%
Adecco SA  . . . . . . . . . . .                  8,392           2,432,256
Cie Financier Richemont AG . . .                  1,175           1,278,572
Novartis AG  . . . . . . . . . .                  3,010           4,882,083
                                                               ------------
                                                                  8,592,911
                                                               ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                          SHARES         U.S. $ VALUE
  --------------------                          ------         ------------
COMMON STOCK (CONTINUED)
UNITED KINGDOM--14.1%
Electrocomponents PLC  . . . . .                405,687        $  3,018,524
Misys PLC  . . . . . . . . . . .                176,342           5,329,408
Premier Farnell  . . . . . . . .                304,187           2,188,367
Rentokil Group PLC . . . . . . .              1,101,480           4,874,474
Siebe PLC  . . . . . . . . . . .                162,490           3,189,334
                                                               ------------
                                                                 18,600,107
                                                               ------------

TOTAL COMMON STOCK--
     (Cost $110,644,902) . . . .                                122,052,367
                                                               ------------

PREFERRED STOCK--2.5%
AUSTRALIA--0.1%
Village Roadshow Ltd., Class A .                 85,793             176,469
                                                               ------------

GERMANY--2.4%
Fresenius AG . . . . . . . . . .                 17,163           3,157,927
                                                               ------------

TOTAL PREFERRED STOCK--
     (Cost $2,084,219) . . . . .                                  3,334,396
                                                               ------------
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)
                                                 -----
SHORT TERM INVESTMENT--5.0%
TIME DEPOSIT--5.0%
State Street Bank and Trust Co.
     Eurodollar Time Deposit
     6.500%, 01/02/1998  . . . .         USD      6,568           6,568,000
                                                               ------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $6,568,000) . . . . .                                  6,568,000
                                                               ------------

TOTAL INVESTMENTS--100.0%
     (Cost $119,297,121) . . . .                               $131,954,763
                                                               ------------
                                                               ------------

                                        ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                        ------------------------------------

INDUSTRY                           % OF INVESTMENTS                    VALUE
--------                           ----------------                    -----
Auto Components                           0.4 %               $      585,893
Business Services                        12.2                     16,070,086
Commercial Banks                          9.9                     12,995,669
Computer/Office Equipment                 5.1                      6,750,772
Conglomerates                             0.5                        667,339
Consumer Goods                            3.0                      3,916,237
Electrical Equipment                      2.6                      3,455,618
Electronics                               9.8                     12,936,019
Engineering                               3.9                      5,093,355
Entertainment/Leisure/Toy                 2.7                      3,568,366
Financial Services                        5.5                      7,286,575
Food/Wholesale                            2.3                      3,017,645
Health Care                               9.8                     12,927,893
Insurance                                 4.5                      5,995,112
Machinery                                 3.2                      4,162,135
Media                                     4.1                      5,415,804
Oil                                       2.7                      3,595,202
Real Estate                               0.5                        675,958
Retail Trade                              3.1                      4,140,401
Textile                                   2.5                      3,255,806
Time Deposit                              5.0                      6,568,000
Tobacco                                   1.9                      2,562,305
Utility                                   4.8                      6,312,573
                                       ------                 --------------
Totals                                  100.0                 $  131,954,763
                                       ------                 --------------
                                       ------                 --------------

*  Denotes non-income producing security.

See Glossary of Terms on page 46.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE CAPITAL GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                          SHARES                 VALUE
  --------------------                          ------                 -----
COMMON STOCK--92.4%
AEROSPACE/DEFENSE--1.1%
Boeing Co. . . . . . . . . . . . .               17,400       $      851,512
                                                              --------------

ALUMINUM--0.4%
Aluminum Co. of America  . . . . .                4,100              288,538
                                                              --------------

AUTO PARTS--0.5%
Lear Seating Corp. * . . . . . . .                8,400              399,000
                                                              --------------

BANKS--8.7%
Banc One Corp. . . . . . . . . . .               36,979            2,008,422
BankAmerica Corp.  . . . . . . . .               28,400            2,073,200
Citicorp . . . . . . . . . . . . .                2,800              354,025
First Union Corp.  . . . . . . . .               14,300              732,875
NationsBank Corp.  . . . . . . . .               28,000            1,702,750
                                                              --------------
                                                                   6,871,272
                                                              --------------

BEVERAGES--2.9%
Anheuser Busch Cos. Inc. . . . . .               10,000              440,000
Coca Cola Co.  . . . . . . . . . .               14,400              959,400
PepsiCo Inc. . . . . . . . . . . .               24,100              878,144
                                                              --------------
                                                                   2,277,544
                                                              --------------

BROADCAST MEDIA--1.0%
Cablevision Systems Corp. *  . . .                3,800              363,850
HBO & Co.  . . . . . . . . . . . .                9,200              441,600
                                                              --------------
                                                                     805,450
                                                              --------------

BUILDING MATERIALS--0.6%
Home Depot Inc.  . . . . . . . . .                7,350              432,731
                                                              --------------

BUSINESS SERVICES--4.9%
Ecolab Inc.  . . . . . . . . . . .               13,500              748,406
Envoy Corp. *  . . . . . . . . . .               11,500              334,938
First Data Corp. . . . . . . . . .               40,900            1,196,325
Galileo International Inc.*. . . .               16,700              461,337
Service Corporation International                29,700            1,097,044
                                                              --------------
                                                                   3,838,050
                                                              --------------

CHEMICALS--2.2%
BetzDearborn Inc.  . . . . . . . .                9,600              586,200
E I Du Pont De Nemours & Co. . . .                5,900              354,369
Monsanto Co. . . . . . . . . . . .                8,200              344,400
Sherwin-Williams Co. . . . . . . .                5,100              141,525
Sigma-Aldrich Corp.  . . . . . . .                8,100              321,975
                                                              --------------
                                                                   1,748,469
                                                              --------------

COMPUTER SOFTWARE & SERVICES--3.6%
Cisco Systems Inc. * . . . . . . .                6,000              334,500
International Business
     Machines Inc. . . . . . . . .                4,600              480,987

COMPUTER SOFTWARE &
     SERVICES (CONTINUED)
Microsoft Corp. *  . . . . . . . .               10,300            1,331,275
Peoplesoft Inc. *  . . . . . . . .                7,400              288,600
Sterling Commerce Inc. * . . . . .                9,300              357,469
                                                              --------------
                                                                   2,792,831
                                                              --------------

COSMETICS--2.2%
Avon Products Inc. . . . . . . . .               11,500              705,812
Gillette Co. . . . . . . . . . . .               10,100            1,014,419
                                                              --------------
                                                                   1,720,231
                                                              --------------

DIVERSIFIED MANUFACTURING--2.7%
General Electric Co. . . . . . . .               28,800            2,113,200
                                                              --------------

DIVERSIFIED OPERATIONS--0.6%
American Standard Cos. Inc. *  . .                9,000              344,813
Norfolk Southern Corp. . . . . . .                4,500              138,656
                                                              --------------
                                                                     483,469
                                                              --------------

DRUGS & HEALTH CARE--14.4%
American Home Products Corp. . . .               22,500            1,721,250
Bristol Myers Squibb Co. . . . . .               25,480            2,411,045
Eli Lilly & Co.  . . . . . . . . .               12,600              877,275
Johnson & Johnson Co.  . . . . . .               19,700            1,297,738
Pfizer Inc.  . . . . . . . . . . .               33,800            2,520,212
Schering-Plough Corp.  . . . . . .               13,800              857,325
Warner Lambert Co. . . . . . . . .               13,500            1,674,000
                                                              --------------
                                                                  11,358,845
                                                              --------------

ELECTRIC UTILITIES--0.7%
AES Corp. *  . . . . . . . . . . .               12,300              573,488
                                                              --------------

ELECTRONICS/ELECTRICAL
     EQUIPMENT--1.4%
Hewlett Packard Co.  . . . . . . .                4,700              293,750
Intel Corp.  . . . . . . . . . . .               11,600              814,900
                                                              --------------
                                                                   1,108,650
                                                              --------------

ENTERTAINMENT--0.9%
Walt Disney Co.  . . . . . . . . .                7,500              742,969
                                                              --------------

FINANCIAL SERVICES--6.9%
Federal Home Loan Mortgage Corp. .               26,900            1,128,119
Federal National Mortgage Assn.  .               20,700            1,181,194
H&R Block Inc. . . . . . . . . . .               12,600              564,637
MBNA Corp. . . . . . . . . . . . .               61,100            1,668,794
State Street Corp. . . . . . . . .               14,200              826,262
The CIT Group, Inc. *  . . . . . .                2,700               87,075
                                                              --------------
                                                                   5,456,081
                                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                       18


                         PROTECTIVE CAPITAL GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                           SHARES                VALUE
  --------------------                           ------                -----

COMMON STOCK (CONTINUED)
FOODS--3.0%
Nabisco Holdings Corp. Class A . .               11,000       $      532,812
Ralston Purina Group . . . . . . .               11,600            1,078,075
Wrigley (WM) Jr. Co. . . . . . . .                9,740              774,939
                                                              --------------
                                                                   2,385,826
                                                              --------------

HOUSEHOLD PRODUCTS--3.8%
Amway Asia Pacific Ltd.  . . . . .                5,200              101,400
Clorox Co. . . . . . . . . . . . .                5,500              434,844
Colgate-Palmolive Co.  . . . . . .               11,900              874,650
Procter & Gamble Co. . . . . . . .               19,300            1,540,381
                                                              --------------
                                                                   2,951,275

                                                              --------------

INSURANCE--3.9%
Aetna Inc. . . . . . . . . . . . .               11,573              816,620
American International Group Inc..                5,400              587,250
Hartford Life Inc. . . . . . . . .                9,100              412,344
Nationwide Financial Services Inc.               12,400              447,950
SunAmerica Inc.  . . . . . . . . .               18,900              807,975
                                                              --------------
                                                                   3,072,139
                                                              --------------

MANUFACTURING--1.5%
Hasbro Inc.  . . . . . . . . . . .               20,100              633,150
Minnesota Mining &
     Manufacturing Co. . . . . . .                6,200              508,787
                                                              --------------
                                                                   1,141,937
                                                              --------------

MULTIMEDIA--2.7%
Gannett Inc. . . . . . . . . . . .               13,000              803,562
Time Warner Inc. . . . . . . . . .               14,500              899,000
Tribune Co.  . . . . . . . . . . .                6,800              423,300
                                                              --------------
                                                                   2,125,862
                                                              --------------

OFFICE EQUIPMENT & SUPPLIES--0.3%
Xerox Corp.  . . . . . . . . . . .                3,100              228,819
                                                              --------------

OIL--4.0%
Atlantic Richfield Co. . . . . . .                3,900              312,488
Exxon Corp.  . . . . . . . . . . .               10,500              642,469
Mobil Corp.  . . . . . . . . . . .                7,900              570,281
Schlumberger Ltd.  . . . . . . . .                6,100              491,050
Texaco Inc.  . . . . . . . . . . .               14,700              799,312
Unocal Corp. . . . . . . . . . . .                8,000              310,500
                                                              --------------
                                                                   3,126,100
                                                              --------------

PAPER AND FOREST PRODUCTS--0.5%
Georgia Pacific Corp.  . . . . . .                5,170              314,078
Georgia Pacific Corp. (Timber) * .                5,170              117,294
                                                              --------------
                                                                     431,372
                                                              --------------

PUBLISHING--2.0%
Valassis Communications Inc. * . .               42,300            1,565,100
                                                              --------------

PUBLISHING--NEWSPAPERS--1.1%
New York Times Co. . . . . . . . .               13,100              866,237
                                                              --------------

RESTAURANTS--1.0%
Marriot International Inc. . . . .               11,400              789,450
                                                              --------------

RETAIL--5.4%
CVS Corp.  . . . . . . . . . . . .                6,400              410,000
Federated Dept. Stores Inc. *  . .                7,900              340,194
Rite Aid Corp. . . . . . . . . . .                7,800              457,763
Tandy Corp.  . . . . . . . . . . .               24,600              948,637
Toys "R" Us Inc. * . . . . . . . .               10,400              326,950
Wal-Mart Stores Inc. . . . . . . .               20,300              800,581
Walgreen Co. . . . . . . . . . . .               30,600              960,075
                                                              --------------
                                                                   4,244,200
                                                              --------------

TELECOMMUNICATIONS--3.3%
Lucent Technologies Inc. . . . . .               11,400              910,575
Tele-Communications Inc.
     Liberty Media Unit, Series A *              29,900            1,083,875
Tele-Communications Inc.
     TCI Unit, Series A *  . . . .               20,735              579,284
Tele-Communications Inc.
     TCI Ventures Group, Series A *                   1                   20
                                                              --------------
                                                                   2,573,754
                                                              --------------

TIRES & RUBBER--0.4%
Goodyear Tire & Rubber Co. . . . .                4,400              279,950
                                                              --------------

TOBACCO--3.8%
Philip Morris Cos. Inc.  . . . . .               30,900            1,400,156
RJR Nabisco Holdings Corp. . . . .               19,100              716,250
UST Inc. . . . . . . . . . . . . .               22,900              845,869
                                                              --------------
                                                                   2,962,275
                                                              --------------

TOTAL COMMON STOCK--
     (Cost $59,597,992)  . . . . .                                72,606,626
                                                              --------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                       19

                         PROTECTIVE CAPITAL GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                           SHARES                VALUE
  --------------------                           ------                -----

DEPOSITORY RECEIPTS--0.9%
PUBLISHING--0.9%
Reuters Holdings PLC . . . . . . .               10,690       $      708,213
                                                              --------------

TOTAL DEPOSITORY RECEIPTS--
     (Cost $715,755) . . . . . . .                                   708,213
                                                              --------------

                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)

SHORT TERM INVESTMENT--6.7%
REPURCHASE AGREEMENT--6.7%
State Street Bank and Trust Co.
     5.750%, 01/02/1998, maturity value
     of $5,302,693, dated 12/31/1997,
     (Collateralized by $5,350,000 United
     States Treasury Note, 5.875%,
     04/30/1998, with a value
     of $5,408,818)  . . . . . . .        $       5,301            5,301,000
                                                              --------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $5,301,000) . . . . . .                                 5,301,000
                                                              --------------

TOTAL INVESTMENTS--100.0%
     (Cost $65,614,747). . . . . .                            $   78,615,839
                                                              --------------

*  Denotes non-income producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE GROWTH AND INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                          SHARES                 VALUE
  --------------------                          ------                 -----
COMMON STOCK--94.7%
AEROSPACE/DEFENSE--5.3%
Boeing Co. . . . . . . . . . . . .              133,840       $    6,549,795
Lockheed Martin Corp.  . . . . . .              125,800           12,391,300
                                                              --------------
                                                                  18,941,095
                                                              --------------

AGRICULTURE--0.9%
IMC Global Inc.  . . . . . . . . .              102,400            3,353,600
                                                              --------------

AIRLINES--4.3%
AMR Corp. *  . . . . . . . . . . .               60,400            7,761,400
Continental Airlines Inc., Class B *            160,000            7,700,000
                                                              --------------
                                                                  15,461,400
                                                              --------------

AUTO PARTS--3.4%
Lear Seating Corp. * . . . . . . .              257,800           12,245,500
                                                              --------------

AUTOMOBILE--3.0%
Ford Motor Co. . . . . . . . . . .              222,500           10,832,969
                                                              --------------

BANKS--4.9%
Chase Manhattan Corp.  . . . . . .               82,200            9,000,900
Wells Fargo & Co.  . . . . . . . .               25,100            8,519,881
                                                              --------------
                                                                  17,520,781
                                                              --------------

CHEMICALS--3.1%
Union Carbide Corp.  . . . . . . .              255,700           10,979,119
                                                              --------------

COMPUTER HARDWARE--4.0%
Quantum Corp. *  . . . . . . . . .              720,400           14,453,025
                                                              --------------

DRUGS & HEALTH CARE--4.2%
Foundation Health Systems Inc. * .              213,100            4,768,112
Tenet Healthcare Corp. * . . . . .              316,400           10,480,750
                                                              --------------
                                                                  15,248,862
                                                              --------------

ELECTRIC UTILITIES--4.6%
Northeast Utilities  . . . . . . .              357,400            4,221,787
Unicom Corp. . . . . . . . . . . .              405,200           12,459,900
                                                              --------------
                                                                  16,681,687
                                                              --------------

ELECTRONICS--3.2%
Avnet Inc. . . . . . . . . . . . .              173,000           11,418,000
                                                              --------------

FINANCIAL SERVICES--8.3%
Morgan Stanley, Dean Witter,
     Discover & Co.  . . . . . . .              207,700           12,280,262
Fleet Financial Group Inc. . . . .              137,300           10,288,919
Republic New York Corp.  . . . . .               63,500            7,250,906
                                                              --------------
                                                                  29,820,087
                                                              --------------

HOMEBUILDING--2.5%
Centex Corp. . . . . . . . . . . .               71,400            4,493,738
Lennar Corp. . . . . . . . . . . .              217,000            4,679,062
                                                              --------------
                                                                   9,172,800
                                                              --------------

HOUSEWARES--2.6%
Sunbeam Corp.  . . . . . . . . . .              226,200            9,528,675
                                                              --------------

INSURANCE--11.0%
Aetna Inc. . . . . . . . . . . . .              188,500           13,301,031
CIGNA Corp.  . . . . . . . . . . .               83,400           14,433,413
CNA Financial Corp. *  . . . . . .                6,100              779,275
Loews Corp.  . . . . . . . . . . .               78,000            8,277,750
USF&G Corp.  . . . . . . . . . . .              131,600            2,903,425
                                                              --------------
                                                                  39,694,894
                                                              --------------

LEISURE TIME--1.1%
Circus Circus Enterprises *  . . .              186,200            3,817,100
                                                              --------------

NETWORKING PRODUCTS--2.2%
Bay Networks Inc. *  . . . . . . .              304,800            7,791,450
                                                              --------------

OIL--1.2%
Texaco Inc.  . . . . . . . . . . .               81,200            4,415,250
                                                              --------------

PAPER AND FOREST PRODUCTS--4.1%
Georgia Pacific Corp.  . . . . . .              133,600            8,116,200
Georgia Pacific Corp. (Timber) * .              108,800            2,468,400
Stone Container Corp. *. . . . . .              394,100            4,113,419
                                                              --------------
                                                                  14,698,019
                                                              --------------

PETROLEUM SERVICES--3.4%
Tosco Corp.  . . . . . . . . . . .              326,500           12,345,781
                                                              --------------

REAL ESTATE--1.5%
LNR Property Corp. . . . . . . . .              228,900            5,407,763
                                                              --------------

RETAIL--3.8%
Fleming Cos. Inc.  . . . . . . . .              299,600            4,025,875
Sears Roebuck & Co.  . . . . . . .               48,200            2,181,050
Supervalu Inc. . . . . . . . . . .              179,100            7,499,812
                                                              --------------
                                                                  13,706,737
                                                              --------------

STEEL--3.0%
AK Steel Holding Corp. . . . . . .              329,400            5,826,262
Ispat International N.V. * . . . .              230,900            4,993,213
                                                              --------------
                                                                  10,819,475
                                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                       21

                        PROTECTIVE GROWTH AND INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                          SHARES                VALUE
  --------------------                          ------                -----

COMMON STOCK (CONTINUED)
TEXTILE--2.8%
Fruit of the Loom Inc. * . . . . .              398,800       $   10,219,250
                                                              --------------

TIRES & RUBBER--2.4%
Goodyear Tire & Rubber Co. . . . .              136,000            8,653,000
                                                              --------------

TOBACCO--2.4%
RJR Nabisco Holdings Corp. . . . .              120,700            4,526,250
UST Inc. . . . . . . . . . . . . .              111,400            4,114,838
                                                              --------------
                                                                   8,641,088
                                                              --------------

TRANSPORTATION--1.5%
CNF Transportation Inc.  . . . . .              138,900            5,330,288
                                                              --------------

TOTAL COMMON STOCK--
     (Cost $293,391,622) . . . . .                               341,197,695
                                                              --------------

PREFERRED STOCK--0.1%
LEISURE TIME--0.1%
Royal Caribbean Cruises Ltd.,
     Class A . . . . . . . . . . .                6,000              510,375
                                                              --------------

TOTAL PREFERRED STOCK--
     (Cost $300,000) . . . . . . .                                   510,375
                                                              --------------

                                                PRINCIPAL
                                                 AMOUNT
 SECURITY DESCRIPTION                             (000)                VALUE
 --------------------                             -----                -----
SHORT TERM INVESTMENT--5.2%
REPURCHASE AGREEMENT--5.2%
State Street Bank and Trust Co.
     5.750%, 01/02/1998, maturity value
     of $18,694,970, dated 12/31/1997,
     (Collateralized by $18,860,000 United
     States Treasury Note, 5.875%,
     04/30/1998, with a value
     of $19,067,347) . . . . . . .        $      18,689       $   18,689,000
                                                              --------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $18,689,000)  . . . . .                                18,689,000
                                                              --------------

TOTAL INVESTMENTS--100.0%
     (Cost $312,380,622) . . . . .                            $  360,397,070
                                                              --------------

*  Denotes non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE CORE U.S. EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                           SHARES               VALUE
  --------------------                           ------               -----
COMMON STOCK--94.5%
AEROSPACE/DEFENSE--1.6%
General Motors Corp.--Class H. . .               23,300       $      860,644
Raytheon Co., Class A  . . . . . .               16,669              821,973
United Technologies Corp.  . . . .               16,900            1,230,531
                                                              --------------
                                                                   2,913,148
                                                              --------------

AGRICULTURE--0.3%
IMC Global Inc.  . . . . . . . . .               14,800              484,700
                                                              --------------

AIRLINES--1.3%
AMR Corp. *  . . . . . . . . . . .                9,000            1,156,500
Delta Air Lines Inc. . . . . . . .                9,900            1,178,100
                                                              --------------
                                                                   2,334,600
                                                              --------------

AUTO PARTS--0.4%
Cummins Engine Inc.  . . . . . . .               10,900              643,781
                                                              --------------

AUTOMOBILE--3.7%
Ford Motor Co. . . . . . . . . . .               66,100            3,218,244
General Motors Corp. . . . . . . .               55,900            3,388,937
                                                              --------------
                                                                   6,607,181
                                                              --------------

BANKS--8.2%
BankAmerica Corp.  . . . . . . . .               28,800            2,102,400
Barnett Banks, Inc.  . . . . . . .               23,800            1,710,625
Chase Manhattan Corp.  . . . . . .               15,900            1,741,050
Citicorp . . . . . . . . . . . . .                9,100            1,150,581
First Chicago NBD Corp.  . . . . .               11,000              918,500
First Union Corp.  . . . . . . . .               38,400            1,968,000
H. F. Ahmanson & Co. . . . . . . .               26,100            1,747,069
NationsBank Corp.  . . . . . . . .               30,800            1,873,025
U.S. Bancorp . . . . . . . . . . .               11,600            1,298,475
                                                              --------------
                                                                  14,509,725
                                                              --------------

BEVERAGES--2.3%
Coca Cola Co.  . . . . . . . . . .               39,800            2,651,675
PepsiCo Inc. . . . . . . . . . . .               39,000            1,421,063
                                                              --------------
                                                                   4,072,738
                                                              --------------

BUILDING MATERIALS--0.3%
USG Corp. *  . . . . . . . . . . .               11,200              548,800
                                                              --------------

BUSINESS SERVICES--0.9%
Automatic Data Processing Inc. . .               14,900              914,488
Interim Services Inc. *  . . . . .               26,200              677,925
                                                              --------------
                                                                   1,592,413
                                                              --------------

CHEMICALS--1.8%
Dow Chemical Co. . . . . . . . . .               16,000            1,624,000
E I Du Pont De Nemours & Co. . . .               25,600            1,537,600
                                                              --------------
                                                                   3,161,600
                                                              --------------

COMMERCIAL SERVICES--1.1%
Dun & Bradstreet Corp. . . . . . .               63,500            1,964,531
                                                              --------------

COMPUTER HARDWARE/SOFTWARE
     & SERVICES--4.0%
Compaq Computer Corp.  . . . . . .               19,300            1,089,244
International Business
     Machines Inc. . . . . . . . .               22,200            2,321,287
Microsoft Corp. *  . . . . . . . .               20,300            2,623,775
Silicon Graphics Inc. *  . . . . .                6,700               83,331
Sun Microsystems Inc. *  . . . . .               25,000              996,875
                                                              --------------
                                                                   7,114,512
                                                              --------------

CONGLOMERATES--0.5%
Textron Inc. . . . . . . . . . . .               12,600              787,500
                                                              --------------

COSMETICS--0.8%
Gillette Co. . . . . . . . . . . .               13,300            1,335,819
                                                              --------------

DIVERSIFIED OPERATIONS--0.1%
ACX Technologies, Inc. * . . . . .                9,000              219,938
                                                              --------------

DRUGS & HEALTH CARE--9.3%
Abbott Laboratories  . . . . . . .               23,600            1,547,275
American Home Products Corp. . . .               13,100            1,002,150
Bristol Myers Squibb Co. . . . . .               28,200            2,668,425
Cardinal Health Inc. . . . . . . .               18,700            1,404,837
Eli Lilly & Co.  . . . . . . . . .               16,800            1,169,700
Forest Labs Inc. * . . . . . . . .                2,800              138,075
Johnson & Johnson Co.  . . . . . .               23,400            1,541,475
Merck & Co. Inc. . . . . . . . . .               23,200            2,465,000
Pfizer Inc.  . . . . . . . . . . .               23,600            1,759,675
Schering-Plough Corp.  . . . . . .               24,600            1,528,275
Tenet Healthcare Corp. * . . . . .               37,400            1,238,875
                                                              --------------
                                                                  16,463,762
                                                              --------------

ELECTRIC UTILITIES--3.3%
Cinergy Corp.  . . . . . . . . . .               31,800            1,218,337
Dominion Resources Inc.  . . . . .               34,800            1,481,175
Duke Energy Corp.  . . . . . . . .               17,000              941,375
Edison International . . . . . . .               43,000            1,169,063
Texas Utilities Co.  . . . . . . .               23,100              960,094
                                                              --------------
                                                                   5,770,044
                                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                       23


                        PROTECTIVE CORE U.S. EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                           SHARES               VALUE
  --------------------                           ------               -----

COMMON STOCK (CONTINUED)
ELECTRONICS--6.6%
General Electric Co. . . . . . . .               90,600       $    6,647,775
Hewlett Packard Co.  . . . . . . .               14,700              918,750
Intel Corp.  . . . . . . . . . . .               28,800            2,023,200
National Semiconductor Corp. * . .               43,900            1,138,656
Texas Instruments Inc. . . . . . .               22,200              999,000
                                                              --------------
                                                                  11,727,381
                                                              --------------

ENTERTAINMENT--0.9%
Walt Disney Co.  . . . . . . . . .               15,681            1,553,399
                                                              --------------

FINANCIAL SERVICES--4.8%
A.G. Edwards Inc.  . . . . . . . .               20,900              830,775
Federal National Mortgage Assn.  .               26,700            1,523,569
Lehman Brothers Holdings, Inc. . .               22,800            1,162,800
Merrill Lynch & Co. Inc. . . . . .               38,100            2,778,919
Morgan Stanley, Dean Witter,
     Discover & Co.  . . . . . . .               38,100            2,252,662
                                                              --------------
                                                                   8,548,725
                                                              --------------

FOODS--3.4%
Archer Daniels Midland Co. . . . .               99,500            2,157,906
Campbell Soup Co.  . . . . . . . .               25,900            1,505,437
ConAgra Inc. . . . . . . . . . . .               20,800              682,500
IBP Inc. . . . . . . . . . . . . .                3,000               62,813
Interstate Bakeries Corp.  . . . .               20,800              777,400
Sara Lee Corp. . . . . . . . . . .               15,800              889,738
                                                              --------------
                                                                   6,075,794
                                                              --------------

HEALTH CARE--0.6%
Wellpoint Health Networks Inc. * .               24,600            1,039,350
                                                              --------------

HOUSEHOLD PRODUCTS--1.5%
Alberto-Culver Co. . . . . . . . .               16,700              535,444
Procter & Gamble Co. . . . . . . .               26,800            2,138,975
                                                              --------------
                                                                   2,674,419
                                                              --------------

HOUSEWARES--0.5%
Sunbeam Corp.  . . . . . . . . . .               22,600              952,025
                                                              --------------

INSURANCE--5.4%
Aegon N.V. . . . . . . . . . . . .               18,159            1,627,500
Allstate Corp. . . . . . . . . . .               12,405            1,127,304
American International Group Inc..               28,950            3,148,313
Everest Reinsurance Holdings Inc.                29,000            1,196,250
Hartford Financial Services Group Inc.           14,400            1,347,300
Travelers Group Inc. . . . . . . .               20,340            1,095,818
                                                              --------------
                                                                   9,542,485
                                                              --------------

MACHINERY--1.6%
Case Corp. . . . . . . . . . . . .               26,000       $    1,571,375
Caterpillar Inc. . . . . . . . . .               26,400            1,282,050
                                                              --------------
                                                                   2,853,425
                                                              --------------

MULTIMEDIA--0.7%
A.H. Belo Corp.  . . . . . . . . .               21,800            1,223,525
                                                              --------------

OFFICE EQUIPMENT & SUPPLIES--1.3%
Herman Miller Inc. . . . . . . . .               21,300            1,162,181
Xerox Corp.  . . . . . . . . . . .               14,200            1,048,138
                                                              --------------
                                                                   2,210,319
                                                              --------------

OIL--7.4%
Amoco Corp.  . . . . . . . . . . .                8,600              732,075
Ashland Inc. . . . . . . . . . . .               19,400            1,041,538
Columbia Gas Systems Inc.  . . . .               16,400            1,288,425
Exxon Corp.  . . . . . . . . . . .               61,900            3,787,506
Mobil Corp.  . . . . . . . . . . .               34,600            2,497,687
Phillips Petroleum Co. . . . . . .               23,900            1,162,137
Sun Co. Inc. . . . . . . . . . . .               41,900            1,762,419
Texaco Inc.  . . . . . . . . . . .               15,600              848,250
                                                              --------------
                                                                  13,120,037
                                                              --------------

OIL & GAS DRILLING--0.6%
Ensco International Inc. . . . . .               21,200              710,200
Marine Drilling Cos. Inc. *  . . .               12,500              259,375
                                                              --------------
                                                                     969,575
                                                              --------------

OIL REFINING--0.4%
Valero Energy Corp.  . . . . . . .               24,300              763,931
                                                              --------------

PACKAGING & CONTAINERS--1.2%
Avery Dennison Corp. . . . . . . .               21,200              948,700
Tenneco Inc. . . . . . . . . . . .               29,700            1,173,150
                                                              --------------
                                                                   2,121,850

                                                              --------------

PAPER AND FOREST PRODUCTS--1.9%
Champion International Corp. . . .               23,000            1,042,187
Georgia Pacific Corp.  . . . . . .               16,700            1,014,525
Georgia Pacific Corp. (Timber)*  .               16,700              378,881
International Paper Co.  . . . . .               23,100              996,188
                                                              --------------
                                                                   3,431,781
                                                              --------------

PETROLEUM SERVICES--0.5%
BJ Services Co. *  . . . . . . . .               12,300              884,831
                                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                       24


                        PROTECTIVE CORE U.S. EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                          SHARES                VALUE
  --------------------                          ------                -----

COMMON STOCK (CONTINUED)
RETAIL--7.7%
American Stores Co.  . . . . . . .                8,400       $      172,725
Best Buy Co. Inc. *  . . . . . . .               38,300            1,412,312
Dayton Hudson Corp.  . . . . . . .               39,200            2,646,000
Home Depot Inc.  . . . . . . . . .               20,550            1,209,881
Kroger Co. * . . . . . . . . . . .               47,300            1,747,144
Ross Stores Inc. . . . . . . . . .               28,400            1,033,050
Safeway Inc. * . . . . . . . . . .               30,055            1,900,979
TJX Cos. Inc.  . . . . . . . . . .               39,300            1,350,937
Wal-Mart Stores Inc. . . . . . . .               54,100            2,133,569
                                                              --------------
                                                                  13,606,597
                                                              --------------

TELECOMMUNICATIONS--3.1%
BellSouth Corp.  . . . . . . . . .               20,700            1,165,669
GTE Corp.  . . . . . . . . . . . .               58,200            3,040,950
MCI Communications Corp. . . . . .               28,100            1,203,031
                                                              --------------
                                                                   5,409,650
                                                              --------------

TELEPHONE--1.2%
Ameritech Corp.  . . . . . . . . .               15,400            1,239,700
Worldcom Inc. *  . . . . . . . . .               28,400              859,100
                                                              --------------
                                                                   2,098,800
                                                              --------------

TEXTILE--0.5%
Jones Apparel Group Inc. * . . . .               21,100              907,300
                                                              --------------

TOBACCO--1.9%
Philip Morris Cos. Inc.  . . . . .               53,400            2,419,688
RJR Nabisco Holdings Corp. . . . .               26,800            1,005,000
                                                              --------------
                                                                   3,424,688
                                                              --------------

TRANSPORTATION--0.9%
Federal Express Corp. *  . . . . .               25,000            1,526,563
                                                              --------------

TOTAL COMMON STOCK--
     (Cost $127,248,077) . . . . .                               167,191,242
                                                              --------------

DEPOSITORY RECEIPTS--3.1%
OIL--2.2%
Royal Dutch Petroleum Co.  . . . .               54,400            2,947,800
Shell Transport & Trading Co.  . .               21,700              949,375
                                                              --------------
                                                                   3,897,175
                                                              --------------

TELECOMMUNICATIONS--0.9%
Telecom Argentina Stet-France
     Telecom S.A.  . . . . . . . .               45,800       $    1,637,350
                                                              --------------

TOTAL DEPOSITORY RECEIPTS--
     (Cost $4,198,858) . . . . . .                                 5,534,525
                                                              --------------

                                              PRINCIPAL
                                               AMOUNT
                                                (000)
                                                -----

SHORT TERM INVESTMENTS--2.4%
REPURCHASE AGREEMENT--2.3%
State Street Bank and Trust Co.
     5.750%, 01/02/1998, maturity value
     of $4,131,319, dated 12/31/1997,
     (Collateralized by $4,170,000 United
     States Treasury Note, 5.875%,
     04/30/1998, with a value
     of $4,215,845)  . . . . . . .        $       4,130            4,130,000
                                                              --------------

U.S. GOVERNMENT SECURITIES--0.1%
United States Treasury Bills
     5.200%, 01/22/1998**  . . . .                   25               24,924
     5.230%, 01/22/1998**  . . . .                  100               99,695
     5.240%, 02/12/1998**  . . . .                   10                9,939
     5.180%, 02/12/1998**  . . . .                   20               19,872
                                                              --------------
                                                                     154,430
                                                              --------------

TOTAL SHORT TERM INVESTMENTS--
     (Cost $4,284,430) . . . . . .                                 4,284,430
                                                              --------------

TOTAL INVESTMENTS--100.0%
     (Cost $135,731,365) . . . . .                            $  177,010,197
                                                              --------------
                                                              --------------

OTHER INFORMATION--
At December 31, 1997, the CORE U.S. Equity Fund had open futures contracts as follows:

                                                Market          Unrealized
 Futures       Expiration       Contracts       Value              Gain
 -------       ----------       ---------       -----              ----
 S&P 500       March 1998          15         $3,671,625          $30,042

*    Denotes non-income producing security.
** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

  SECURITY DESCRIPTION                          SHARES                VALUE
  --------------------                          ------                -----
COMMON STOCK--87.3%
AGRICULTURE--0.2%
Cadiz Land Co. Inc. *  . . . . . .               27,500       $      235,469
                                                              --------------

AIRLINE PARTS--1.2%
AVTEAM Inc. *  . . . . . . . . . .              145,400            1,290,425
                                                              --------------

AUTO PARTS--0.5%
APS Holding Corp. *  . . . . . . .               92,100              230,250
Titan International Inc. . . . . .               17,600              353,100
                                                              --------------
                                                                     583,350
                                                              --------------

BUILDING CONSTRUCTION--0.9%
Synthetic Industries Inc. *  . . .               39,300              972,675
                                                              --------------

BUILDING MATERIALS--0.6%
Congoleum Corp. *  . . . . . . . .               53,900              592,900
                                                              --------------

BUSINESS SERVICES--3.5%
Galileo International Inc. . . . .               29,800              823,225
Metromail Corp. *  . . . . . . . .              114,500            2,046,687
RCM Technologies Inc. *  . . . . .               30,900              525,300
Scientific Games Holdings Corp. *                21,100              427,275
                                                              --------------
                                                                   3,822,487

                                                              --------------

CHEMICALS--0.8%
Spartech Corp. . . . . . . . . . .               58,100              878,763
                                                              --------------

COMMERCIAL SERVICES--0.2%
BridgeStreet Accomodations Inc. *                15,900              161,485
Video Services Corp. * . . . . . .               30,700               90,181
                                                              --------------
                                                                     251,666
                                                              --------------

COMMUNICATION SERVICES--3.2%
Pegasus Communications Corp. * . .               79,700            1,653,775
Rural Cellular Corp., Class A *  .               55,200              721,050
Telephone & Data Systems Inc.  . .               23,500            1,094,219
                                                              --------------
                                                                   3,469,044
                                                              --------------

COMPUTER HARDWARE--3.5%
Hutchinson Technology Inc. * . . .              110,000            2,406,250
Scitex Corp. Ltd.  . . . . . . . .               24,400              294,325
UNOVA Inc. * . . . . . . . . . . .               65,000            1,068,437
                                                              --------------
                                                                   3,769,012
                                                              --------------

COMPUTER SOFTWARE & SERVICES--0.9%
Black Box Corp. *  . . . . . . . .               20,700       $      732,263
DecisionOne Holdings * . . . . . .                1,672               41,804
MAPICS Inc. *  . . . . . . . . . .                9,600              104,400
Opinion Research Corp. * . . . . .                8,600               49,450
                                                              --------------
                                                                     927,917
                                                              --------------

CONSUMER DURABLES/ RECREATIONAL PRODUCTS--0.2%
DSI Toys Inc. *  . . . . . . . . .              104,900              196,688
                                                              --------------

DRUGS & HEALTH CARE--14.0%
American Physician Partners Inc. *               67,900              721,438
HealthPlan Services Corp.  . . . .              164,300            3,450,300
Integrated Health Services Inc.  .               94,700            2,953,456
Matria Healthcare Inc. * . . . . .              192,500            1,082,813
Perrigo Co. *  . . . . . . . . . .              105,000            1,404,375
Physicians Resource Group Inc. * .              153,400              671,125
Quest Diagnostics Inc. * . . . . .              205,100            3,461,062
Sierra Health Services Inc. *  . .               40,300            1,355,087
                                                              --------------
                                                                  15,099,656
                                                              --------------

ELECTRIC UTILITIES--3.8%
Central Maine Power Co.  . . . . .              208,500            3,179,625
Northeast Utilities  . . . . . . .               73,400              867,037
                                                              --------------
                                                                   4,046,662
                                                              --------------

ELECTRICAL EQUIPMENT--1.4%
Carbide/Graphite Group Inc. *  . .               46,000            1,552,500
                                                              --------------

ELECTRONICS--0.3%
Stoneridge Inc. *  . . . . . . . .               19,500              312,000
                                                              --------------

ENTERTAINMENT--2.3%
Metromedia International Group Inc. *           147,100            1,397,450
Platinum Entertainment Inc. *  . .              154,500            1,042,875
                                                              --------------
                                                                   2,440,325
                                                              --------------

FINANCE & BANKING--0.7%
Northwest Savings Bank . . . . . .               53,200              751,450
                                                              --------------

FINANCIAL SERVICES--1.4%
American Capital Strategies Ltd. .               35,500              643,438
Annaly Mortgage Management Inc.  .               61,200              673,200
Long Beach Financial Corp. * . . .               19,200              223,200
                                                              --------------
                                                                   1,539,838
                                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                       26


                        PROTECTIVE SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
  SECURITY DESCRIPTION                          SHARES                VALUE
  --------------------                          ------                -----

COMMON STOCK (CONTINUED)
HOSPITAL MANAGEMENT--2.3%
Mariner Health Group Inc. *  . . .              102,300       $    1,662,375
Sun Healthcare Group Inc. *  . . .               43,900              850,562
                                                              --------------
                                                                   2,512,937
                                                              --------------

HOTELS--2.4%
Boykin Lodging Co. . . . . . . . .               39,000            1,031,062
La Quinta Inns Inc.  . . . . . . .               83,200            1,606,800
                                                              --------------
                                                                   2,637,862
                                                              --------------

INSURANCE--10.6%
Amerin Corp. * . . . . . . . . . .               44,400            1,243,200
ARM Financial Group Inc. . . . . .               61,200            1,614,150
ESG Re Ltd. *  . . . . . . . . . .               45,200            1,062,200
GAINSCO Inc. . . . . . . . . . . .               69,800              593,300
IPC Holdings Ltd.  . . . . . . . .                3,400              109,437
SCPIE Holdings Inc.  . . . . . . .               53,700            1,553,944
Seibels Bruce Group Inc. * . . . .               92,300              692,250
Symons International Group Inc. *               105,600            2,029,500
Terra Nova (Bermuda) Holdings Ltd.               95,300            2,501,625
                                                              --------------
                                                                  11,399,606
                                                              --------------

MANUFACTURING--2.6%
Fedders Corporation  . . . . . . .              121,100              756,875
Fedders Corporation Class A  . . .              147,500              903,437
Figgie International Holdings Inc.
     Class A * . . . . . . . . . .               20,300              266,438
Figgie International Holdings Inc.
     Class B * . . . . . . . . . .               72,400              877,850
                                                              --------------
                                                                   2,804,600
                                                              --------------

NETWORKING PRODUCTS--1.5%
Hypercom Corp. * . . . . . . . . .              113,000            1,596,125
                                                              --------------

PRINTING--0.3%
Norwood Promotional Products Inc. *              18,300              279,075
                                                              --------------

REAL ESTATE--3.4%
Insignia Financial Group Inc. *  .               58,700            1,350,100
Prime Group Realty Trust . . . . .                4,600               93,150
Prime Retail Inc.  . . . . . . . .               73,000            1,035,688
RFS Hotel Investors Inc. . . . . .               56,700            1,130,456
                                                              --------------
                                                                   3,609,394
                                                              --------------

RESTAURANTS--2.9%
Friendly Ice Cream Corp. * . . . .              117,700       $    1,368,262
Mortons Restaurant Group Inc. *  .               87,600            1,773,900
                                                              --------------
                                                                   3,142,162
                                                              --------------

RETAIL--13.6%
Brookstone Inc. *  . . . . . . . .              150,800            1,885,000
Finlay Enterprises Inc. *  . . . .               61,900            1,408,225
Friedman's Inc. *  . . . . . . . .              229,700            3,129,662
J. Baker Inc.  . . . . . . . . . .              331,600            1,865,250
Loehmann's Holdings Inc. * . . . .              207,800            1,194,850
Movado Group Inc.  . . . . . . . .              131,437            3,023,051
Syms Corp. * . . . . . . . . . . .              179,000            2,125,625
                                                              --------------
                                                                  14,631,663
                                                              --------------

STEEL--1.6%
Ispat International N.V. * . . . .               12,700              274,638
WHX Corp. *  . . . . . . . . . . .              120,500            1,430,937
                                                              --------------
                                                                   1,705,575
                                                              --------------

TELECOMMUNICATIONS--1.7%
CommScope Inc. * . . . . . . . . .              139,800            1,878,563
                                                              --------------

TEXTILE--0.7%
Pluma Inc. * . . . . . . . . . . .               93,800              803,163
                                                              --------------

TOBACCO--1.2%
UST Inc. . . . . . . . . . . . . .               45,400            1,259,850

                                                              --------------

TRANSPORTATION--2.9%
Allied Holdings Inc. * . . . . . .               58,700            1,122,638
Landstar Systems Inc. *  . . . . .               77,700            2,049,337
                                                              --------------
                                                                   3,171,975
                                                              --------------

TOTAL COMMON STOCK--
     (Cost $85,729,838)  . . . . .                                94,165,377
                                                              --------------

DEPOSITORY RECEIPTS--4.9%
BUILDING CONSTRUCTION--2.5%
Groupe AB SA * . . . . . . . . . .              416,000            2,678,000
                                                              --------------

MACHINERY--1.0%
Denison International PLC *  . . .               62,700            1,081,575
                                                              --------------

MULTIMEDIA--1.4%
News Corporation Ltd.  . . . . . .               77,808            1,546,434
                                                              --------------

TOTAL DEPOSITORY RECEIPTS--
     (Cost $6,205,854) . . . . . .                                 5,306,009
                                                              --------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                       27


                        PROTECTIVE SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

                                             PRINCIPAL
                                               AMOUNT
  SECURITY DESCRIPTION                          (000)                VALUE
  --------------------                          -----                -----
SHORT TERM INVESTMENT--7.8%
REPURCHASE AGREEMENT--7.8%
State Street Bank and Trust Co.
     5.750%, 01/02/1998, maturity value
     of $8,350,667, dated 12/31/1997,
     (Collateralized by $8,425,000 United
     States Treasury Note, 5.875%,
     04/30/1998, with a value
     of $8,517,624)  . . . . . . .        $       8,348       $    8,348,000
                                                              --------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $8,348,000) . . . . . .                                 8,348,000
                                                              --------------

TOTAL INVESTMENTS--100.0%
     (Cost $100,283,692) . . . . .                            $  107,819,386
                                                              --------------
                                                              --------------

*  Denotes non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                                              PRINCIPAL
  SECURITY DESCRIPTION                         AMOUNT                 VALUE
  --------------------                         ------                 -----
GOVERNMENT AND AGENCY SECURITIES--100.0%
FEDERAL AGENCIES--100.0%
Federal Farm Credit Bank
     5.740%, 01/05/1998  . . . . .             $100,000       $       99,936
     5.580%, 01/06/1998  . . . . .              600,000              599,535
Federal Home Loan Bank
     5.660%, 01/05/1998  . . . . .              110,000              109,931
     5.490%, 02/04/1998  . . . . .              629,000              625,738
Federal Home Loan Mortgage Corp.
     5.700%, 01/05/1998  . . . . .              135,000              134,915
     5.750%, 01/05/1998  . . . . .              300,000              299,808
     5.700%, 01/07/1998  . . . . .              100,000               99,905
     5.730%, 01/12/1998  . . . . .              290,000              289,492
Federal National Mortgage Assn.
     5.700%, 01/06/1998  . . . . .              200,000              199,842
     5.650%, 01/15/1998  . . . . .              139,000              138,695
     5.670%, 02/20/1998  . . . . .              418,000              414,708
Tennessee Valley Authority
     5.480%, 01/13/1998  . . . . .              300,000              299,452
United States Treasury Bills
     5.000%, 01/22/1998                         300,000              299,125
                                                              --------------
                                                                   3,611,082
                                                              --------------

TOTAL GOVERNMENT AND
     AGENCY SECURITIES--
     (Cost $3,611,082) . . . . . .                                 3,611,082
                                                              --------------

TOTAL INVESTMENTS--100.0%
     (Cost $3,611,082) . . . . . .                            $    3,611,082
                                                              --------------
                                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            PROTECTIVE INVESTMENT COMPANY
                         STATEMENTS OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1997


                                                                                 GLOBAL          INTERNATIONAL
                                                                              INCOME FUND         EQUITY FUND
                                                                             -------------       -------------
ASSETS
   Investments in securities, at value (Note B). . . . . . . . . . . .       $  46,719,570       $ 131,954,763
   Cash, including foreign currency at value . . . . . . . . . . . . .              19,509              10,108
   Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . .                   0              56,221
   Interest receivable . . . . . . . . . . . . . . . . . . . . . . . .             950,774               1,186
   Receivable for securities sold. . . . . . . . . . . . . . . . . . .                   0              24,621
   Unrealized appreciation on forward currency contracts (Note G). . .           1,313,363             419,910
   Receivable for fund shares sold . . . . . . . . . . . . . . . . . .              31,076              58,999
   Foreign income tax reclaim receivable . . . . . . . . . . . . . . .              21,247              48,266
   Receivable due from Protective Life (Note C). . . . . . . . . . . .               6,205              28,875
                                                                             -------------       -------------
     TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .          49,061,744         132,602,949
                                                                             -------------       -------------

LIABILITIES
   Unrealized depreciation on forward currency contracts (Note G). . .             154,013             442,131
   Payable for securities purchased. . . . . . . . . . . . . . . . . .                   0                   0
   Payable for variation margin. . . . . . . . . . . . . . . . . . . .                   0                   0
   Investment management fee payable (Note C). . . . . . . . . . . . .              45,179             121,019
   Accounts payable and accrued expenses . . . . . . . . . . . . . . .              26,835              50,738
   Payable for fund shares redeemed. . . . . . . . . . . . . . . . . .               2,616             102,138
                                                                             -------------       -------------
     TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . .             228,643             716,026
                                                                             -------------       -------------
       NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .       $  48,833,101       $ 131,886,923
                                                                             -------------       -------------
                                                                             -------------       -------------

NET ASSETS
   Paid-in capital (Note E). . . . . . . . . . . . . . . . . . . . . .         $48,436,660        $120,374,064
   Undistributed (distributions in excess of) net investment
     income (Note B) . . . . . . . . . . . . . . . . . . . . . . . . .            (702,875)            167,201
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions . . . . . . . . . .             209,106          (1,287,312)
   Net unrealized appreciation (depreciation) of:
     Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .            (251,970)         12,657,642
     Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0                   0
     Foreign currency translations . . . . . . . . . . . . . . . . . .           1,142,180             (24,672)
                                                                             -------------       -------------
       NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .       $  48,833,101       $ 131,886,923
                                                                             -------------       -------------
                                                                             -------------       -------------

NET ASSET VALUE PER SHARE
   Offering and redemption price per share (based on
     shares of capital stock outstanding,
     par value $.001 per share). . . . . . . . . . . . . . . . . . . .       $      10.134       $      12.452
   Total shares outstanding at end of year . . . . . . . . . . . . . .           4,818,976          10,591,738
   Cost of investments . . . . . . . . . . . . . . . . . . . . . . . .       $  46,971,540       $ 119,297,121


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


    CAPITAL          GROWTH AND           CORE U.S.           SMALL CAP             MONEY
 GROWTH FUND         INCOME FUND         EQUITY FUND         EQUITY FUND         MARKET FUND
-------------       -------------       -------------       -------------       -------------
$  78,615,839       $ 360,397,070       $ 177,010,197       $ 107,819,386       $   3,611,082
          333                 981                   0                 212               6,205
       80,546             394,363             246,560              49,064                   0
          847               2,985                 659               1,333                   0
            0           4,268,631                   0             920,756                   0
            0                   0                   0                   0                   0
       76,071             342,787             138,600              61,324              20,125
           47                   0               1,294                   0                   0
        8,781              12,861               6,660               5,886               3,104
-------------       -------------       -------------       -------------       -------------
   78,782,464         365,419,678         177,403,970         108,857,961           3,640,516
-------------       -------------       -------------       -------------       -------------

            0                   0                   0                   0                   0
    3,603,931           8,605,913                   0             748,513                   0
            0                   0                 750                   0                   0
       48,945             236,593             117,275              71,024               2,083
       19,375              34,350              24,299              19,757              10,943
       67,737              40,132              51,587              35,120               5,549
-------------       -------------       -------------       -------------       -------------
    3,739,988           8,916,988             193,911             874,414              18,575
-------------       -------------       -------------       -------------       -------------
$  75,042,476       $ 356,502,690       $ 177,210,059       $ 107,983,547       $   3,621,941
-------------       -------------       -------------       -------------       -------------
-------------       -------------       -------------       -------------       -------------

$  62,208,294       $ 297,910,976       $ 135,893,300       $  95,341,708       $   3,621,941

        2,754              12,418              51,791              13,860                   0

     (169,664)         10,562,848             (43,906)          5,092,285                   0

   13,001,092          48,016,448          41,278,832           7,535,694                   0
            0                   0              30,042                   0                   0
            0                   0                   0                   0                   0
-------------       -------------       -------------       -------------       -------------
$  75,042,476       $ 356,502,690       $ 177,210,059       $ 107,983,547       $   3,621,941
-------------       -------------       -------------       -------------       -------------
-------------       -------------       -------------       -------------       -------------




$      15.820       $      15.762       $      18.409       $      11.726       $       1.000
    4,743,606          22,618,336           9,626,522           9,209,181           3,621,941
$  65,614,747       $ 312,380,622       $ 135,731,365       $ 100,283,692       $   3,611,082


                            PROTECTIVE INVESTMENT COMPANY
                               STATEMENTS OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                 GLOBAL          INTERNATIONAL
                                                                              INCOME FUND         EQUITY FUND
                                                                             -------------       -------------
INVESTMENT INCOME
   Dividend income . . . . . . . . . . . . . . . . . . . . . . . . . .       $           0       $   1,626,621
   Interest income . . . . . . . . . . . . . . . . . . . . . . . . . .           2,730,517             289,490
   Foreign taxes withheld. . . . . . . . . . . . . . . . . . . . . . .              (8,720)           (204,301)
                                                                             -------------       -------------
     TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . .           2,721,797           1,711,810

EXPENSES
   Investment management fee (Note C). . . . . . . . . . . . . . . . .             470,207           1,305,891
   Custodian fees and expenses . . . . . . . . . . . . . . . . . . . .              62,211             276,015
   Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              23,409              27,866
   Printing expense. . . . . . . . . . . . . . . . . . . . . . . . . .               2,765               7,070
   Transfer agent fee. . . . . . . . . . . . . . . . . . . . . . . . .               2,285               2,285
   Legal fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,249               5,774
   Directors' fee (Note C) . . . . . . . . . . . . . . . . . . . . . .               2,068               5,294
   Miscellaneous expense . . . . . . . . . . . . . . . . . . . . . . .                  70                 175
                                                                             -------------       -------------
     Total operating expenses before reimbursement . . . . . . . . . .             565,264           1,630,370

     Expenses borne by Protective Life (Note C). . . . . . . . . . . .             (95,057)           (324,479)
                                                                             -------------       -------------
       NET EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . .             470,207           1,305,891
                                                                             -------------       -------------
       NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . .           2,251,590             405,919
                                                                             -------------       -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FOREIGN CURRENCY,
   OPTIONS AND FUTURES TRANSACTIONS
   Net realized gain (loss) on:
     Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,219,339           5,301,387
     Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0                   0
     Foreign currency transactions . . . . . . . . . . . . . . . . . .             618,184           1,931,104
     Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (6,074)                  0
                                                                             -------------       -------------
       Total net realized gain . . . . . . . . . . . . . . . . . . . .           1,831,449           7,232,491
   Change in unrealized appreciation (depreciation) of:
     Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .            (856,081)         (3,738,515)
     Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0                   0
     Foreign currency translations . . . . . . . . . . . . . . . . . .             921,509              18,097
                                                                             -------------       -------------
       Total change in unrealized appreciation (depreciation). . . . .              65,428          (3,720,418)
                                                                             -------------       -------------
       NET REALIZED AND UNREALIZED GAIN. . . . . . . . . . . . . . . .           1,896,877           3,512,073
                                                                             -------------       -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .       $   4,148,467       $   3,917,992
                                                                             -------------       -------------
                                                                             -------------       -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




    CAPITAL          GROWTH AND           CORE U.S.           SMALL CAP             MONEY
 GROWTH FUND         INCOME FUND         EQUITY FUND         EQUITY FUND         MARKET FUND
-------------       -------------       -------------       -------------       -------------

$     688,186       $   4,389,898       $   2,418,178       $     592,093       $           0
      178,943             492,432             219,712             430,165             244,145
       (3,011)             (4,420)            (12,886)             (3,991)                  0
-------------       -------------       -------------       -------------       -------------
      864,118           4,877,910           2,625,004           1,018,267             244,145

      406,029           2,327,494           1,127,773             691,965              26,931
       63,057              83,125              49,431              49,096              24,025
       14,346              24,353              16,713              14,346               9,759
        2,202              15,386               7,418               4,715                 448
        2,285               2,285               2,285               2,285               2,285
        1,808              12,570               6,066               3,846                 366
        1,652              11,521               5,553               3,528                 337
           54                 383                 186                 117                  11
-------------       -------------       -------------       -------------       -------------
      491,433           2,477,117           1,215,425             769,898              64,162
      (85,404)           (149,623)            (87,652)            (77,933)            (37,231)
-------------       -------------       -------------       -------------       -------------
      406,029           2,327,494           1,127,773             691,965              26,931
-------------       -------------       -------------       -------------       -------------
      458,089           2,550,416           1,497,231             326,302             217,214
-------------       -------------       -------------       -------------       -------------




    4,504,363          53,904,717          12,647,298          16,132,010                   6
      124,702                   0             537,573                   0                   0
           15                (500)                  0                   0                   0
            0                   0                   0                   0                   0
-------------       -------------       -------------       -------------       -------------
    4,629,080          53,904,217          13,184,871          16,132,010                   6

    9,112,024          12,856,048          21,397,509           6,548,104                   0
      (26,975)                  0              14,517                   0                   0
            0                   0                   0                   0                   0
-------------       -------------       -------------       -------------       -------------
    9,085,049          12,856,048          21,412,026           6,548,104                   0
-------------       -------------       -------------       -------------       -------------
   13,714,129          66,760,265          34,596,897          22,680,114                   6
-------------       -------------       -------------       -------------       -------------

$  14,172,218       $  69,310,681       $  36,094,128       $  23,006,416       $     217,220
-------------       -------------       -------------       -------------       -------------
-------------       -------------       -------------       -------------       -------------


                            PROTECTIVE INVESTMENT COMPANY
                         STATEMENTS OF CHANGES IN NET ASSETS


                                                         GLOBAL INCOME FUND         INTERNATIONAL EQUITY FUND
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       12/31/97       12/31/96       12/31/97       12/31/96
                                                     ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
   Net investment income . . . . . . . . . . . . .   $  2,251,590   $  1,977,025   $    405,919   $    418,287
   Net realized gain (loss) on:
    Investments. . . . . . . . . . . . . . . . . .      1,219,339        918,561      5,301,387      3,727,854
    Futures. . . . . . . . . . . . . . . . . . . .              0              0              0              0
    Foreign currency transactions. . . . . . . . .        618,184        481,271      1,931,104        154,420
    Options. . . . . . . . . . . . . . . . . . . .         (6,074)        35,396              0       (110,596)
                                                     ------------   ------------   ------------   ------------
    Total net realized gain. . . . . . . . . . . .      1,831,449      1,435,228      7,232,491      3,771,678
   Change in unrealized appreciation
      (depreciation) of:
    Investments. . . . . . . . . . . . . . . . . .       (856,081)      (277,482)    (3,738,515)     9,314,829
    Futures. . . . . . . . . . . . . . . . . . . .              0              0              0              0
    Foreign currency translations. . . . . . . . .        921,509         67,046         18,097        (89,819)
                                                     ------------   ------------   ------------   ------------
    Total change in unrealized
      appreciation (depreciation). . . . . . . . .         65,428       (210,436)    (3,720,418)     9,225,010
                                                     ------------   ------------   ------------   ------------
    Net increase in net assets
      resulting from operations. . . . . . . . . .      4,148,467      3,201,817      3,917,992     13,414,975
                                                     ------------   ------------   ------------   ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
      FROM: (NOTE B)
    Net investment income. . . . . . . . . . . . .     (3,996,275)    (1,977,025)    (2,629,399)       (38,556)
    In excess of net investment income . . . . . .              0       (299,207)             0              0
    Net realized gains on investments. . . . . . .       (605,051)      (594,964)    (6,951,138)    (1,983,461)
    In excess of net realized gains. . . . . . . .              0              0              0              0
                                                     ------------   ------------   ------------   ------------
    Total dividends and distributions
      to shareholders. . . . . . . . . . . . . . .     (4,601,326)    (2,871,196)    (9,580,537)    (2,022,017)
   FUND SHARE TRANSACTIONS (NOTE E). . . . . . . .     11,611,243      6,258,780     40,813,851     26,500,961
                                                     ------------   ------------   ------------   ------------
    TOTAL INCREASE IN NET ASSETS . . . . . . . . .     11,158,384      6,589,401     35,151,306     37,893,919
   NET ASSETS
    Beginning of year. . . . . . . . . . . . . . .     37,674,717     31,085,316     96,735,617     58,841,698
                                                     ------------   ------------   ------------   ------------
    END OF YEAR (1). . . . . . . . . . . . . . . .   $ 48,833,101   $ 37,674,717   $131,886,923   $ 96,735,617
                                                     ------------   ------------   ------------   ------------
                                                     ------------   ------------   ------------   ------------
   (1) . Including undistributed (distributions in
     excess of) net investment income. . . . . . .   $   (702,875)  $    (57,056)  $    167,201   $    459,577
                                                     ------------   ------------   ------------   ------------
                                                     ------------   ------------   ------------   ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



       CAPITAL GROWTH FUND          GROWTH AND INCOME FUND        CORE U.S. EQUITY FUND
    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     12/31/97       12/31/96       12/31/97       12/31/96       12/31/97       12/31/96
   ------------   ------------   ------------   ------------   ------------   ------------

   $    458,089   $    312,175   $  2,550,416   $  3,495,189   $  1,497,231   $  1,137,758

      4,504,363        243,508     53,904,717     16,534,076     12,647,298      2,937,542
        124,702         46,353              0              0        537,573        (34,854)
             15              0           (500)             0              0              0
              0              0              0              0              0              0
   ------------   ------------   ------------   ------------   ------------   ------------
      4,629,080        289,861     53,904,217     16,534,076     13,184,871      2,902,688


      9,112,024      3,715,510     12,856,048     21,786,858     21,397,509     11,847,717
        (26,975)        37,400              0              0         14,517         15,525
              0              0              0              0              0              0
   ------------   ------------   ------------   ------------   ------------   ------------

      9,085,049      3,752,910     12,856,048     21,786,858     21,412,026     11,863,242
   ------------   ------------   ------------   ------------   ------------   ------------

     14,172,218      4,354,946     69,310,681     41,816,123     36,094,128     15,903,688
   ------------   ------------   ------------   ------------   ------------   ------------


       (455,335)      (312,175)    (2,537,498)    (3,495,189)    (1,468,909)    (1,137,758)
              0         (3,999)             0              0              0              0
     (4,704,337)      (289,861)   (47,393,437)   (13,694,011)   (13,999,983)    (2,401,439)
              0       (111,306)             0              0              0              0
   ------------   ------------   ------------   ------------   ------------   ------------

     (5,159,672)      (717,341)   (49,930,935)   (17,189,200)   (15,468,892)    (3,539,197)
     35,730,473     15,945,890    126,536,130     57,883,907     54,961,243     32,535,620
   ------------   ------------   ------------   ------------   ------------   ------------
     44,743,019     19,583,495    145,915,876     82,510,830     75,586,479     44,900,111

     30,299,457     10,715,962    210,586,814    128,075,984    101,623,580     56,723,469
   ------------   ------------   ------------   ------------   ------------   ------------
   $ 75,042,476   $ 30,299,457   $356,502,690   $210,586,814   $177,210,059   $101,623,580
   ------------   ------------   ------------   ------------   ------------   ------------
   ------------   ------------   ------------   ------------   ------------   ------------


   $      2,754   $          0   $     12,418   $          0   $     51,791   $          0
   ------------   ------------   ------------   ------------   ------------   ------------
   ------------   ------------   ------------   ------------   ------------   ------------


                            PROTECTIVE INVESTMENT COMPANY
                   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                                        SMALL CAP EQUITY FUND          MONEY MARKET FUND
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       12/31/97       12/31/96       12/31/97       12/31/96
                                                     ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
    Net investment income. . . . . . . . . . . . .   $    326,302   $    170,478   $    217,214   $    248,420
    Net realized gain (loss) on:
      Investments. . . . . . . . . . . . . . . . .     16,132,010      7,907,243              6              0
      Futures. . . . . . . . . . . . . . . . . . .              0              0              0              0
      Foreign currency transactions. . . . . . . .              0              0              0              0
      Options. . . . . . . . . . . . . . . . . . .              0              0              0              0
                                                     ------------   ------------   ------------   ------------
    Total net realized gain. . . . . . . . . . . .     16,132,010      7,907,243              6              0
    Change in unrealized appreciation
        (depreciation) of:
      Investments. . . . . . . . . . . . . . . . .      6,548,104      1,105,418              0              0
      Futures. . . . . . . . . . . . . . . . . . .              0              0              0              0
      Foreign currency translations. . . . . . . .              0              0              0              0
      Options. . . . . . . . . . . . . . . . . . .              0              0              0              0
                                                     ------------   ------------   ------------   ------------
    Total change in unrealized
      appreciation (depreciation). . . . . . . . .      6,548,104      1,105,418              0              0
                                                     ------------   ------------   ------------   ------------
    Net increase in net assets
      resulting from operations. . . . . . . . . .     23,006,416      9,183,139        217,220        248,420
                                                     ------------   ------------   ------------   ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
      FROM: (NOTE B)
    Net investment income. . . . . . . . . . . . .       (312,710)      (170,210)      (217,214)      (248,420)
    In excess of net investment income . . . . . .              0              0              0              0
    Net realized gains on investments. . . . . . .    (11,888,468)    (6,646,997)            (6)             0
    In excess of net realized gains. . . . . . . .              0              0              0              0
                                                     ------------   ------------   ------------   ------------
    Total dividends and distributions
      to shareholders. . . . . . . . . . . . . . .    (12,201,178)    (6,817,207)      (217,220)      (248,420)
   FUND SHARE TRANSACTIONS (NOTE E). . . . . . . .     32,745,138     18,237,546     (2,498,719)     1,050,935
                                                     ------------   ------------   ------------   ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS. . . .     43,550,376     20,603,478     (2,498,719)     1,050,935
   NET ASSETS
    Beginning of year. . . . . . . . . . . . . . .     64,433,171     43,829,693      6,120,660      5,069,725
                                                     ------------   ------------   ------------   ------------
    END OF YEAR (1). . . . . . . . . . . . . . . .   $107,983,547   $ 64,433,171   $  3,621,941   $  6,120,660
                                                     ------------   ------------   ------------   ------------
                                                     ------------   ------------   ------------   ------------

   (1)Including undistributed (distributions in
      excess of) net investment income . . . . . .   $     13,860   $        268   $          0   $          0
                                                     ------------   ------------   ------------   ------------
                                                     ------------   ------------   ------------   ------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                            PROTECTIVE INVESTMENT COMPANY
                                FINANCIAL HIGHLIGHTS
          FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED


                                                                                               Distributions
                                 Net Asset                                Total     Dividends    in excess
                                 Value at       Net      Realized and     from       from Net     of Net      Distributions
                                 Beginning   Investment   Unrealized    Investment  Investment   Investment      from Net
                                 of Period    Income(3)   Gain (Loss)   Operations    Income       Income      Realized Gains
-----------------------------------------------------------------------------------------------------------------------------
Global Income Fund
  1/1/97 - 12/31/97. . . . . .   $10.177       $0.558      $0.455         $1.013    $(0.917)     $0.000         $(0.139)
  1/1/96 - 12/31/96  . . . . .    10.074        0.628       0.310          0.938     (0.628)     (0.036)         (0.171)
  1/1/95 - 12/31/95  . . . . .     9.558        0.607       0.968          1.575     (0.553)     (0.323)         (0.183)
  3/14/94 - 12/31/94 (1) . . .    10.000        0.367      (0.442)        (0.075)    (0.367)      0.000           0.000
-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund
  1/1/97 - 12/31/97. . . . . .   $12.865       $0.038      $0.525         $0.563    $(0.238)     $0.000         $(0.738)
  1/1/96 - 12/31/96  . . . . .    11.045        0.140       1.955          2.095     (0.005)      0.000          (0.270)
  1/1/95 - 12/31/95  . . . . .     9.581        0.067       1.817          1.884     (0.076)     (0.344)          0.000
  3/14/94 - 12/31/94 (1) . . .    10.000        0.048      (0.467)        (0.419)     0.000       0.000           0.000
-----------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
  1/1/97 - 12/31/97. . . . . .   $12.647       $0.104      $4.243         $4.347    $(0.104)     $0.000         $(1.070)
  1/1/96 - 12/31/96  . . . . .    10.613        0.134       2.209          2.343     (0.134)     (0.002)         (0.125)
  6/13/95 - 12/31/95 (2) . . .    10.000        0.080       0.613          0.693     (0.080)      0.000           0.000
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
  1/1/97 - 12/31/97. . . . . .   $14.183       $0.132      $4.030         $4.162    $(0.131)     $0.000         $(2.452)
  1/1/96 - 12/31/96  . . . . .    12.197        0.266       2.987          3.253     (0.266)      0.000          (1.001)
  1/1/95 - 12/31/95  . . . . .     9.661        0.246       2.854          3.100     (0.246)      0.000          (0.318)
  3/14/94 - 12/31/94 (1) . . .    10.000        0.114      (0.300)        (0.186)    (0.114)      0.000          (0.031)
-----------------------------------------------------------------------------------------------------------------------------
CORE U.S. Equity Fund
  1/1/97 - 12/31/97. . . . . .   $15.437       $0.170      $4.568         $4.738    $(0.165)     $0.000         $(1.601)
  1/1/96 - 12/31/96  . . . . .    13.109        0.180       2.706          2.886     (0.180)      0.000          (0.378)
  1/1/95 - 12/31/95  . . . . .     9.839        0.143       3.470          3.613     (0.143)      0.000          (0.200)
  3/14/94 - 12/31/94 (1) . . .    10.000        0.093      (0.039)         0.054     (0.093)      0.000          (0.120)
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund
  1/1/97 - 12/31/97. . . . . .   $10.022       $0.040      $3.162         $3.202    $(0.038)     $0.000         $(1.460)
  1/1/96 - 12/31/96  . . . . .     9.345        0.030       1.840          1.870     (0.030)      0.000          (1.163)
  1/1/95 - 12/31/95  . . . . .     8.951        0.079       0.502          0.581     (0.079)      0.000          (0.031)
  3/14/94 - 12/31/94 (1) . . .    10.000        0.038      (1.025)        (0.987)    (0.038)      0.000          (0.001)
-----------------------------------------------------------------------------------------------------------------------------
Money Market Fund
  1/1/97 - 12/31/97. . . . . .    $1.000       $0.049      $0.000         $0.049    $(0.049)     $0.000          $0.000
  1/1/96 - 12/31/96  . . . . .     1.000        0.047       0.000          0.047     (0.047)      0.000           0.000
  1/1/95 - 12/31/95  . . . . .     1.000        0.052       0.000          0.052     (0.052)      0.000           0.000
  3/14/94 - 12/31/94 (1) . . .     1.000        0.031       0.000          0.031     (0.031)      0.000           0.000
-----------------------------------------------------------------------------------------------------------------------------


(1)  Investment operations commenced on March 14, 1994.
(2)  Investment operations commenced on June 13, 1995.
(3) Net Investment Income and Ratio of Operating Expenses to Average Net Assets is after reimbursement of certain fees and expenses by Protective Life Insurance Company ("Protective Life"). Had Protective Life not undertaken to reimburse expenses related to the Funds, net investment income per share and the ratio of operating expenses to average net assets would have been as follows: For the year ended December 31, 1997: Global Income Fund, $0.539 and 1.32%; International Equity Fund, $(0.008) and 1.37%; Capital Growth Fund, $0.086 and 0.97%; Growth and Income Fund, $0.126 and 0.85%; CORE U.S. Equity Fund, $0.162 and 0.86%; Small Cap Equity Fund, $0.032 and 0.89%; and Money Market Fund, $0.038 and 1.42%, respectively. For the year ended December 31, 1996: Global Income Fund, $0.598 and 1.42%; International Equity Fund, $0.110 and 1.38%; Capital Growth Fund, $0.115 and 1.02%; Growth and Income Fund, $0.257 and 0.88%; CORE U.S. Equity Fund, $0.166 and 0.91%; Small Cap Equity Fund, $0.018 and 0.94%; and Money Market Fund, $0.041 and 1.27%, respectively. For the period ended December 31, 1995: Global Income Fund, $0.577 and 1.50%; International Equity Fund, $0.032 and 1.55%; Capital Growth Fund, $0.055 and 1.62%; Growth and Income Fund, $0.236 and 0.93%; CORE U.S. Equity Fund, $0.125 and 1.01%; Small Cap Equity Fund, $0.065 and 1.00%; and Money Market Fund, $0.046 and 1.17%, respectively. For the period ended December 31, 1994: Global Income Fund, $0.320 and 2.12%; International Equity Fund, $0.004 and 2.24%; Growth and Income Fund, $0.097 and 1.31%; CORE U.S. Equity Fund, $0.055 and 1.81%; Small Cap Equity Fund, $0.009 and 1.62%; and Money Market Fund, $0.018 and 2.24%, respectively.
(4) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective record dates of each Fund. Total return for a period of less than one year is not annualized. Total return would have been lower had Protective Life not reimbursed certain Fund expenses.



   Distributions                                                            Ratio        Ratio of Net
    in Excess                     Net Asset                 Net Assets   of Operating    Investment
       of                          Value at                    End         Expenses       Income to     Portfolio    Average
   Net Realized       Total          End         Total     of Period      to Average       Average      Turnover    Commission
      Gains       Distributions   of Period    Return (4)     (000)      Net Assets (3)   Net Assets       Rate      Rate (7)
------------------------------------------------------------------------------------------------------------------------------
       $0.000       $(1.056)       $10.134        9.94%      $48,833          1.10%         5.27%          369%          N/A
        0.000        (0.835)        10.177        9.48        37,675          1.10          5.71           214           N/A
        0.000        (1.059)        10.074       16.94        31,085          1.10          5.94           295           --
        0.000        (0.367)         9.558       (0.74)       17,281          1.10 (5)      5.58 (5)       210 (6)       --
------------------------------------------------------------------------------------------------------------------------------

       $0.000       $(0.976)       $12.452        4.42%     $131,887          1.10%         0.34%           34%       $0.021
        0.000        (0.275)        12.865       19.00        96,736          1.10          0.52            38         0.032
        0.000        (0.420)        11.045       19.66        58,842          1.10          0.96            40           --
        0.000         0.000          9.581       (4.18)       27,385          1.10 (5)      1.25 (5)        33 (6)       --
------------------------------------------------------------------------------------------------------------------------------

       $0.000       $(1.174)       $15.820       34.57%      $75,042          0.80%         0.90%           61%       $0.061
       (0.048)       (0.309)        12.647       22.05        30,299          0.80          1.54            35         0.058
        0.000        (0.080)        10.613        6.93        10,716          0.80 (5)      2.57 (5)         5 (6)       --
------------------------------------------------------------------------------------------------------------------------------

       $0.000       $(2.583)       $15.762       29.84%     $356,503          0.80%         0.88%           69%       $0.059
        0.000        (1.267)        14.183       26.82       210,587          0.80          2.11            49         0.058
        0.000        (0.564)        12.197       32.29       128,076          0.80          2.36            55           --
       (0.008)       (0.153)         9.661       (1.86)       42,305          0.80 (5)      2.21 (5)        36 (6)       --
------------------------------------------------------------------------------------------------------------------------------

       $0.000       $(1.766)       $18.409       30.95%     $177,210          0.80%         1.06%           61%       $0.058
        0.000        (0.558)        15.437       21.94       101,624          0.80          1.44            34         0.054
        0.000        (0.343)        13.109       36.73        56,723          0.80          1.69            60           --
       (0.002)       (0.215)         9.839        0.53        17,717          0.80 (5)      2.44 (5)        56 (6)       --
------------------------------------------------------------------------------------------------------------------------------

       $0.000       $(1.498)       $11.726       32.20%     $107,984          0.80%         0.38%           99%       $0.048
        0.000        (1.193)        10.022       20.22        64,433          0.80          0.31           100         0.049
       (0.077)       (0.187)         9.345        6.46        43,830          0.80          1.09            60           --
       (0.023)       (0.062)         8.951       (9.87)       21,813          0.80 (5)      1.07 (5)        17 (6)       --
------------------------------------------------------------------------------------------------------------------------------

       $0.000       $(0.049)        $1.000        4.96%       $3,622          0.60%         4.84%          N/A          N/A
        0.000        (0.047)         1.000        4.82         6,121          0.60          4.72           N/A          N/A
        0.000        (0.052)         1.000        5.32         5,070          0.60          5.19           N/A          --
        0.000        (0.031)         1.000        3.14         3,618          0.60 (5)      3.80 (5)       N/A          --
------------------------------------------------------------------------------------------------------------------------------



(1)  Annualized.
(1)  Non-Annualized.
(2) For fiscal years beginning on or after September 1, 1995, a Fund, which invests 10% or more of its net assets in equity securities that trade with a commission, is required to disclose its average commission rate per share.

PROTECTIVE INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

NOTE A - ORGANIZATION
Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers seven separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in seven funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund (formerly the Select Equity Fund), Small Cap Equity Fund and Money Market Fund (individually a "Fund" and collectively the "Funds"). The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $60,000, $10,000 per class, resulting in 1,000 shares being issued by each of the Global Income Fund, International Equity Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Equity Fund and 10,000 shares being issued by the Money Market Fund, was provided on March 2, 1994 by Protective Life Insurance Company. The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000. Effective May 1, 1997, the name of the Select Equity Fund was changed to the CORE U.S. Equity Fund.

The Company offers each class of its stock to separate accounts of Protective Life as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life through separate accounts.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Company's portfolio securities traded on any national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter (not quoted on NASDAQ) are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where any such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

FOREIGN SECURITIES - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last sale price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings.

                            PROTECTIVE INVESTMENT COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  DECEMBER 31, 1997


INVESTMENT TRANSACTIONS - Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Funds. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain or loss on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. Unrealized currency gains and losses on securities held are not segregated for financial statement presentation.

Upon the purchase or sale of a security denominated in a foreign currency, the Funds may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction. Accordingly, the Company would not realize currency gains or losses between the trade and settlement dates on such security transactions.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. A Forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the Forward when entered into and the value of the Forward on the contractual settlement date. Realized and unrealized gains and losses arising from Forwards are included in net realized gain (loss) on foreign currency transactions. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and, in certain circumstances, to increase the Funds' total returns.

CALL AND PUT OPTIONS - A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its market value or be required to purchase currency or securities at a price that exceeds its market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. Realized and unrealized gains and losses arising from call and put options are included in net realized gain (loss) on options. The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value or to seek to increase the Funds' total returns.

                            PROTECTIVE INVESTMENT COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  DECEMBER 31, 1997

FUTURES CONTRACTS - In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover their respective commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts open at December 31, 1997 are included in the schedule of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain (loss) on futures contracts.

EXPENSES - The Company's expenses, directly attributable to a Fund, are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

DISTRIBUTIONS - Distributions from net investment income are declared and distributed at least annually for International Equity Fund, Global Income Fund, Growth and Income Fund, Capital Growth Fund, CORE U.S. Equity Fund and Small Cap Equity Fund; and declared daily and distributed monthly for Money Market Fund. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to paid-in capital to reflect the tax characterization.

NOTE C - AGREEMENTS AND FEES
The Company has entered into an investment management agreement with Investment Distributors Advisory Services, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; CORE U.S. Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%.

In order to limit expenses, Protective Life has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; CORE U.S. Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%. Protective Life may terminate its obligations to pay such expenses upon 120 days notice to the Company.

                            PROTECTIVE INVESTMENT COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  DECEMBER 31, 1997

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, Money Market Fund, CORE U.S. Equity Fund and Small Cap Equity Fund. Goldman Sachs Asset Management International acts as the Adviser to Global Income Fund and International Equity Fund. With respect to each Fund, the Adviser has entered into an investment advisory agreement with the Investment Manager under which the Adviser manages the investment portfolios of the Fund of which it is Adviser. As compensation for their services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .20% of assets in excess of $200 million; and Money Market Fund,
 .35% of the first $100 million, .25% of the next $100 million, and .15% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $2,000 and $2,000 for each meeting attended.

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 1997, were as follows:


                                    NON-U.S.              U.S.              NON-U.S.              U.S.
                                   GOVERNMENT          GOVERNMENT          GOVERNMENT          GOVERNMENT
                                   PURCHASES           PURCHASES             SALES               SALES
                                   ----------          ----------          ----------          ----------
Global Income Fund . . . . . .   $128,104,920         $22,814,719        $119,924,297         $17,132,797
International Equity Fund. . .     68,543,996                   0          37,361,413                   0
Capital Growth Fund. . . . . .     61,970,585                   0          28,983,818                   0
Growth and Income Fund . . . .    272,358,612                   0         193,324,639                   0
CORE U.S. Equity Fund. . . . .    123,443,566                   0          83,129,799                   0
Small Cap Equity Fund. . . . .     99,181,521                   0          78,452,958                   0

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 1997 were $63,264,640 and $65,946,048, respectively.

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1997 were as follows:


                                                                                             NET UNREALIZED
                                   IDENTIFIED                   GROSS UNREALIZED              APPRECIATION
                                      COST             APPRECIATION       (DEPRECIATION)     (DEPRECIATION)
                                   ----------          ------------       --------------     --------------
Global Income Fund . . . . . .    $46,982,362          $  653,556         $   916,348        $   (262,792)
International Equity Fund. . .    119,336,124          26,845,788          14,227,149          12,618,639
Capital Growth Fund. . . . . .     65,645,511          13,739,790             769,462          12,970,328
Growth and Income Fund . . . .    312,504,663          64,363,178          16,470,771          47,892,407
CORE U.S. Equity Fund. . . . .    135,737,692          44,799,419           3,526,914          41,272,505
Small Cap Equity Fund. . . . .    100,351,320          15,980,790           8,512,724           7,468,066
Money Market Fund. . . . . . .      3,611,082                   0                   0                   0

For the year ended December 31, 1997, Goldman Sachs Asset Management and Goldman Sachs Asset Management International, each an Adviser to the Funds, earned approximately $1,635, $16,174, $83,869, and $16,706 of brokerage commissions, respectively, from portfolio transactions executed on behalf of the International Equity Fund, Capital Growth Fund, Growth and Income Fund, and Small Cap Equity Funds, respectively.

                            PROTECTIVE INVESTMENT COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  DECEMBER 31, 1997

NOTE E - SHAREHOLDER TRANSACTIONS
The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 700 million of the authorized shares have been divided into, and may be issued in, seven designated classes as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares; Small Cap Equity Fund, 100 million shares; and Money Market Fund, 100 million shares.

Transactions in shares were as follows:


                                                          GLOBAL INCOME FUND                      GLOBAL INCOME FUND
                                                              YEAR ENDED                              YEAR ENDED
                                                          DECEMBER 31, 1997                       DECEMBER 31, 1996
                                                          -----------------                       -----------------
                                                     SHARES            DOLLARS               SHARES            DOLLARS
                                                     ------            -------               ------            -------
Shares sold or exchanged in. . . . . . . . .       1,217,747        $ 12,870,879             745,616        $  7,605,827
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .         453,698           4,601,326             283,177           2,871,192
Shares redeemed or exchanged out . . . . . .        (554,438)         (5,860,962)           (412,374)         (4,218,239)
                                                ------------        ------------        ------------        ------------
Net increase . . . . . . . . . . . . . . . .       1,117,007        $ 11,611,243             616,419        $  6,258,780
                                                ------------        ------------        ------------        ------------
                                                ------------        ------------        ------------        ------------

                                                     INTERNATIONAL EQUITY FUND              INTERNATIONAL EQUITY FUND
                                                            YEAR ENDED                              YEAR ENDED
                                                         DECEMBER 31, 1997                       DECEMBER 31, 1996
                                                         -----------------                       -----------------
                                                     SHARES            DOLLARS               SHARES            DOLLARS
                                                     ------            -------               ------            -------
Shares sold or exchanged in. . . . . . . . .       3,085,412         $42,023,523           2,476,463         $29,939,941
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .         774,291           9,580,537             159,256           2,022,021
Shares redeemed or exchanged out . . . . . .        (787,248)        (10,790,209)           (443,758)         (5,461,001)
                                                ------------        ------------        ------------        ------------
Net increase . . . . . . . . . . . . . . . .       3,072,455         $40,813,851           2,191,961         $26,500,961
                                                ------------        ------------        ------------        ------------
                                                ------------        ------------        ------------        ------------

                                                       CAPITAL GROWTH FUND                      CAPITAL GROWTH FUND
                                                            YEAR ENDED                              YEAR ENDED
                                                         DECEMBER 31, 1997                       DECEMBER 31, 1996
                                                         -----------------                       -----------------
                                                     SHARES            DOLLARS               SHARES            DOLLARS
                                                     ------            -------               ------            -------
Shares sold or exchanged in. . . . . . . . .       2,255,062         $34,225,506           1,471,196         $16,890,584
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .         333,159           5,159,672              56,365             717,339
Shares redeemed or exchanged out . . . . . .        (240,475)         (3,654,705)           (141,415)         (1,662,033)
                                                ------------        ------------        ------------        ------------
Net increase . . . . . . . . . . . . . . . .       2,347,746         $35,730,473           1,386,146         $15,945,890
                                                ------------        ------------        ------------        ------------
                                                ------------        ------------        ------------        ------------

                                                       GROWTH AND INCOME FUND                  GROWTH AND INCOME FUND
                                                            YEAR ENDED                              YEAR ENDED
                                                         DECEMBER 31, 1997                       DECEMBER 31, 1996
                                                         -----------------                       -----------------
                                                     SHARES            DOLLARS               SHARES            DOLLARS
                                                     ------            -------               ------            -------
Shares sold or exchanged in. . . . . . . . .       5,741,493         $97,578,882           4,215,959         $55,439,807
Shares issued to shareholders in
reinvestment of dividends. . . . . . . . . .       3,252,805          49,930,935           1,221,625          17,189,194
Shares redeemed or exchanged out . . . . . .      (1,223,841)        (20,973,687)         (1,090,605)        (14,745,094)
                                                ------------        ------------        ------------        ------------
Net increase . . . . . . . . . . . . . . . .       7,770,457        $126,536,130           4,346,979         $57,883,907
                                                ------------        ------------        ------------        ------------
                                                ------------        ------------        ------------        ------------


                            PROTECTIVE INVESTMENT COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  DECEMBER 31, 1997


                                                       CORE U.S. EQUITY FUND                   CORE U.S. EQUITY FUND
                                                            YEAR ENDED                              YEAR ENDED
                                                         DECEMBER 31, 1997                       DECEMBER 31, 1996
                                                         -----------------                       -----------------
                                                    SHARES             DOLLARS              SHARES             DOLLARS
                                                    ------             -------              ------             -------
Shares sold or exchanged in. . . . . . . . .       2,828,740         $51,406,215           2,458,365         $35,167,409
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .         859,034          15,468,892             225,190           3,539,193
Shares redeemed or exchanged out . . . . . .        (644,366)        (11,913,864)           (427,469)         (6,170,982)
                                                 -----------         -----------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .       3,043,408         $54,961,243           2,256,086         $32,535,620
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------

                                                       SMALL CAP EQUITY FUND                   SMALL CAP EQUITY FUND
                                                            YEAR ENDED                              YEAR ENDED
                                                         DECEMBER 31, 1997                       DECEMBER 31, 1996
                                                         -----------------                       -----------------
                                                    SHARES             DOLLARS              SHARES             DOLLARS
                                                    ------             -------              ------             -------
Shares sold or exchanged in. . . . . . . . .       2,449,808         $29,170,745           1,711,568         $18,377,940
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .       1,057,540          12,201,178             690,344           6,817,211
Shares redeemed or exchanged out . . . . . .        (727,471)         (8,626,785)           (662,561)         (6,957,605)
                                                 -----------         -----------         -----------         -----------
Net increase . . . . . . . . . . . . . . . .       2,779,877         $32,745,138           1,739,351         $18,237,546
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------

                                                         MONEY MARKET FUND                       MONEY MARKET FUND
                                                            YEAR ENDED                              YEAR ENDED
                                                        DECEMBER 31, 1997                       DECEMBER 31, 1996
                                                        -----------------                       -----------------
                                                    SHARES             DOLLARS              SHARES             DOLLARS
                                                    ------             -------              ------             -------
Shares sold or exchanged in. . . . . . . . .       9,024,875          $9,024,875          10,940,141         $10,940,141
Shares issued to shareholders in
  reinvestment of dividends. . . . . . . . .         217,220             217,220             249,104             249,104
Shares redeemed or exchanged out . . . . . .     (11,740,814)        (11,740,814)        (10,138,310)        (10,138,310)
                                                 -----------         -----------         -----------         -----------
Net increase (decrease). . . . . . . . . . .      (2,498,719)        $(2,498,719)          1,050,935          $1,050,935
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------


NOTE F - TAX INFORMATION NOTICE
For Federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for its fiscal year ended December 31, 1997; which designates long term capital gain dividends paid.

                                                                 LONG TERM
                                                                CAPITAL GAIN
                                                               DIVIDENDS PAID
                                                               --------------
Global Income Fund . . . . . . . . . . . . . . . . . .          $    12,558
International Equity Fund. . . . . . . . . . . . . . .            6,596,458
Capital Growth Fund. . . . . . . . . . . . . . . . . .            3,126,361
Growth and Income Fund . . . . . . . . . . . . . . . .           34,034,898
CORE U.S. Equity Fund. . . . . . . . . . . . . . . . .            9,558,879
Small Cap Equity Fund. . . . . . . . . . . . . . . . .            4,631,149

                            PROTECTIVE INVESTMENT COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  DECEMBER 31, 1997

NOTE G - FORWARD FOREIGN CURRENCY CONTRACTS
At December 31, 1997, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:


GLOBAL INCOME FUND
------------------
                                                           U.S. $ COST             12/31/97           UNREALIZED
                                                          ON ORIGINATION             U.S. $          APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                            DATE                  VALUE          (DEPRECIATION)
-----------------------------------                       --------------        --------------      --------------
DEM, expiring 01/08/1998-01/09/1998 (4 contracts). .      $    3,271,168        $    3,193,584      $      (77,584)
SEK, expiring 01/12/1998 (2 contracts) . . . . . . .           1,585,697             1,551,423             (34,274)
                                                          --------------        --------------      --------------
                                                               4,856,865             4,745,007            (111,858)
                                                                                                    --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
AUD, expiring 03/18/1998 (1 contract). . . . . . . .             284,124               274,127               9,997
DEM, expiring 01/12/1998-02/27/1998 (4 contracts). .           4,211,600             4,149,997              61,603
ESP, expiring 03/11/1998 (1 contract). . . . . . . .           1,662,244             1,642,642              19,602
FRF, expiring 01/23/1998 (2 contracts) . . . . . . .           5,749,892             5,678,684              71,208
GBP, expiring 01/26/1998 (1 contract). . . . . . . .           3,203,870             3,093,213             110,657
IEP, expiring 01/08/1998 (3 contracts) . . . . . . .           2,274,578             2,232,593              41,985
ITL, expiring 02/13/1998 (3 contracts) . . . . . . .           8,148,334             7,836,751             311,583
JPY, expiring 01/12/1998-01/22/1998 (2 contracts)  .           4,641,093             4,369,044             272,049
NZD, expiring 03/19/1998 (1 contract). . . . . . . .           2,919,785             2,880,093              39,692
                                                          --------------        --------------      --------------
                                                              33,095,520            32,157,144             938,376
                                                                                                    --------------
Offsetting forward currency contracts not yet settled
(12 contracts)                                                                                             332,832
                                                                                                    --------------

NET UNREALIZED APPRECIATION                                                                             $1,159,350
                                                                                                    --------------
                                                                                                    --------------

INTERNATIONAL EQUITY FUND
-------------------------
                                                           U.S. $ COST            12/31/97            UNREALIZED
                                                          ON ORIGINATION            U.S. $           APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                            DATE                 VALUE           (DEPRECIATION)
-----------------------------------                       --------------        --------------      --------------
DEM, expiring 01/08/1998-02/23/1998 (3 contracts). .         $10,208,414            $9,886,738      $     (321,676)

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
DEM, expiring 02/27/1998 (1 contract). . . . . . . .             128,187               126,359               1,828
FRF, expiring 01/23/1998 (1 contract). . . . . . . .           6,363,622             6,294,030              69,592
HKD, expiring 08/10/1998 (1 contract). . . . . . . .           2,886,210             2,822,493              63,717
IEP, expiring 01/08/1998 (1 contract). . . . . . . .           3,366,277             3,309,074              57,203
                                                          --------------        --------------      --------------
                                                              12,744,296            12,551,956             192,340
                                                                                                    --------------
Offsetting forward currency contracts not yet settled
(5 contracts)                                                                                              107,115
                                                                                                    --------------

NET UNREALIZED DEPRECIATION                                                                         $      (22,221)
                                                                                                    --------------
                                                                                                    --------------



     GLOSSARY OF TERMS
     -----------------

     AUD - Australian Dollar                      IEP - Irish Punt
     DEM - Deutsche Mark                          ITL - Italian Lira
     ESP - Spanish Peseta                         JPY - Japanese Yen
     FRF - French Franc                           NZD - New Zealand Dollar
     GBP - Great British Pound                    SEK - Swedish Krona
     HKD - Hong Kong Dollar                       USD - United States Dollar

                            PROTECTIVE INVESTMENT COMPANY
                          REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF DIRECTORS AND INVESTORS OF PROTECTIVE INVESTMENT COMPANY:

We have audited the accompanying statements of assets and liabilities of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund (formerly Select Equity Fund), Small Cap Equity Fund and Money Market Fund, including the schedules of investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Protective Investment Company as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                       COOPERS & LYBRAND  L.L.P.


Boston, Massachusetts
February 13, 1998

                            PROTECTIVE INVESTMENT COMPANY

                                     ------------

                                DIRECTORS AND OFFICERS

                             D. Warren Bailey, DIRECTOR
                           G. Ruffner Page, Jr., DIRECTOR
                           Cleophus Thomas, Jr., DIRECTOR
                        Carolyn King, PRESIDENT AND CHAIRMAN
         Richard J. Bielen, DIRECTOR, VICE PRESIDENT AND COMPLIANCE OFFICER
            Jerry W. DeFoor, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
                             John O'Sullivan, TREASURER
                            Steve M. Callaway, SECRETARY

                                     ------------

                                  INVESTMENT MANAGER

                   Investment Distributors Advisory Services, Inc.

                                     ------------

                                 INVESTMENT ADVISERS

                           Goldman Sachs Asset Management
                    Goldman Sachs Asset Management International

                                     ------------


--------------------------------------------------------------------------------
     The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.
--------------------------------------------------------------------------------